UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2538
                                   ---------------------------------------------

                           Touchstone Investment Trust
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               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

             Jill T. McGruder, 303 Broadway, Cincinnati, Ohio 45202
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4066
                                                    ----------------------------

Date of fiscal year end:  9/30/08
                          ---------------------

Date of reporting period: 9/30/08
                          ---------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report

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                                                              SEPTEMBER 30, 2008

Annual Report
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TOUCHSTONE INVESTMENT TRUST

Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

Touchstone U.S. Government Money Market Fund

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[LOGO] TOUCHSTONE (R)
       INVESTMENTS

--------------------------------------------------------------------------------
Table of Contents
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                                                                            Page
--------------------------------------------------------------------------------
Letter from the President                                                      3
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Management's Discussion of Fund Performance (Unaudited)                      4-8
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Tabular Presentation of Portfolios of Investments (Unaudited)                  9
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                       10-11
--------------------------------------------------------------------------------
Statements of Operations                                                   12-13
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                        14-15
--------------------------------------------------------------------------------
Financial Highlights                                                       16-20
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Notes to Financial Statements                                              21-33
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Portfolios of Investments:
--------------------------------------------------------------------------------
       Core Bond Fund                                                      34-35
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       High Yield Fund                                                     36-38
--------------------------------------------------------------------------------
       Institutional Money Market Fund                                     39-42
--------------------------------------------------------------------------------
       Money Market Fund                                                   43-46
--------------------------------------------------------------------------------
       U.S. Government Money Market Fund                                      47
--------------------------------------------------------------------------------
Notes to Portfolios of Investments                                            48
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       49
--------------------------------------------------------------------------------
Other Items (Unaudited)                                                    50-51
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Management of the Trust (Unaudited)                                        52-55
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                                       2

--------------------------------------------------------------------------------
Letter from the President
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the Touchstone Investment Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the twelve months ended September 30, 2008.

The crisis that began in the subprime mortgage area last year has intensified, culminating in a series of events that were once unthinkable with the nationalization of several companies, collapse of venerable investment firms and a number of government-sponsored rescues. Congress passed a $700 billion bailout bill, which authorized the Treasury to buy up troubled assets from financial institutions. There is also growing realization that problems are global in nature, as several institutions in Europe and other parts of the world have required government assistance.

These developments have taken a heavy toll on financial markets. Credit markets have seized up in the United States, and the difference in the spreads between investment-grade and high-yield bonds are at or near all-time highs. In addition, there has been unprecedented illiquidity in short-term bank financing and the commercial paper market, and money market funds have come under scrutiny following the collapse of the Reserve Fund. In the wake of all this, global equity markets have fallen decisively into bear territory, with the major world indices down by 30% or more.

One positive is that oil and other commodity prices have fallen significantly from their peaks, and we anticipate significant declines in headline inflation readings in the U.S. and abroad before too long. With the U.S. dollar having rebounded off its lows, the Federal Reserve recently eased monetary policy in a coordinated move with other central banks.

We continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond, and money market mutual funds to help keep your financial strategy on course. In the current market climate, it is critical to maintain a long-term approach to gain the full potential benefits of investing.

Touchstone is committed to providing investors access to institutional money managers who act in a sub-advisory capacity. We hope that you will find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Investment Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE CORE BOND FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS, INC.

INVESTMENT PHILOSOPHY & PROCESS

The Touchstone Core Bond Fund seeks to provide a high level of current income by primarily investing in investment grade debt securities. Capital appreciation is a secondary objective. In deciding what securities to buy and sell, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed, focusing on maximizing total return while minimizing volatility. A disciplined sector allocation process is followed in order to build a diversified portfolio.

FUND PERFORMANCE & POSITIONING

The total return of the Touchstone Core Bond Fund was -2.19% for the year ended September 30, 2008. The total return of the Lehman Brothers U.S. Aggregate Index was 3.65% for the same period.

There was significant volatility during the last year as treasury yields dropped, especially in the short end of the curve. Spillover from the sub-prime crisis to the credit and money markets led to 275 bps of cuts in the Fed Funds rate.

The market has recently undergone one of the most tumultuous periods in recent history. Congress recently passed the troubled asset relief program (TARP) and the Fed made insurance available for money market funds.

In a reversal of the second quarter, interest rates fell and risk premiums (the additional yield over Treasuries) increased significantly to all-time wide levels. Both investment grade and high yield corporate bonds performed poorly, with most of the negative performance in the last quarter as the credit crunch accelerated. Surprisingly, the agency mortgage-backed sector (MBS) was only slightly negative, while the lower quality portions of the MBS market decreased substantially.

The Touchstone Core Bond Fund was slightly overweight corporate bonds during the third quarter which detracted from performance, but most of this was offset by positive performance from security selection. MBS accounted for most of the Fund underperformance, as non-agency MBS continued to underperform.

The bond market is now pricing Fed rate cuts, and even with the recent 50 bps cut, we believe more cuts are likely. Going forward we will continue to remain short the long end of the yield curve and underweight government securities; we will keep our overweight to the MBS and Corporate Bond sectors while remaining underweight the Financials sector within corporate bonds to reduce the risks associated with the turbulence among financial institutions. We continue to believe that the mortgage loan component has potential for much improved performance in the future. Therefore, we have not significantly changed the bonds owned in this sector.

We believe that recent actions by the Fed and Treasury should help alleviate market fears and perhaps stabilize home prices. This should have an overall positive effect on the economy and provide trading opportunities within the Fund.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             CORE BOND FUND* AND THE LEHMAN BROTHERS AGGREGATE INDEX

--------------------------------------------------------------------------------
                                 Core Bond Fund
                         Average Annual Total Returns**
                         ------------------------------
                     1 Year         5 Years        10 Years
Class A              (6.81%)         1.02%           3.23%
Class C              (2.93%)         1.26%           2.85%
--------------------------------------------------------------------------------

                                  [LINE CHART]

LEHMAN BROTHERS AGGREGATE INDEX                      CORE BOND FUND - CLASS A
-------------------------------                      ------------------------

  DATE                                                DATE
09/30/98            10000                            09/30/98             9525
12/31/98          10033.7                            12/31/98         9656.619
03/31/99         9984.033                            03/31/99         9586.446
06/30/99         9896.174                            06/30/99         9496.167
09/30/99         9963.369                            09/30/99         9525.625
12/31/99         9951.213                            12/31/99         9494.408
03/31/00         10170.74                            03/31/00         9589.916
06/30/00         10348.01                            06/30/00         9758.374
09/30/00          10659.9                            09/30/00         10016.38
12/31/00         11108.15                            12/31/00         10417.38
03/31/01         11445.28                            03/31/01         10684.72
06/30/01         11509.83                            06/30/01          10679.1
09/30/01         12040.67                            09/30/01         11179.12
12/31/01         12046.09                            12/31/01         11109.69
03/31/02         12057.41                            03/31/02         11092.07
06/30/02         12502.93                            06/30/02         11485.65
09/30/02         13075.82                            09/30/02         11924.06
12/31/02          13281.5                            12/31/02         12080.26
03/31/03         13466.51                            03/31/03         12249.79
06/30/03         13803.31                            06/30/03         12480.85
09/30/03         13783.15                            09/30/03         12437.85
12/31/03         13826.57                            12/31/03          12472.9
03/31/04         14194.22                            03/31/04         12731.49
06/30/04         13847.31                            06/30/04         12448.45
09/30/04         14290.01                            09/30/04         12756.35
12/31/04         14425.77                            12/31/04         12850.75
03/31/05         14356.52                            03/31/05         12787.78
06/30/05         14788.65                            06/30/05         13097.25
09/30/05         14689.57                            09/30/05         13012.11
12/31/05         14776.24                            12/31/05         13052.45
03/31/06         14680.19                            03/31/06         12959.78
06/30/06         14668.45                            06/30/06         12929.97
09/30/06         15227.32                            09/30/06         13412.26
12/31/06         15416.14                            12/31/06         13554.43
03/31/07         15647.38                            03/31/07          13746.9
06/30/07         15566.01                            06/30/07         13647.93
09/30/07         16008.09                            09/30/07         14038.26
12/31/07         16488.33                            12/31/07         14281.12
03/31/08         16846.13                            03/31/08         14286.83
06/30/08         16674.29                            06/30/08         14108.25
09/30/08         16592.59                            09/30/08            13731

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund commenced operations on October 3, 1994.

** The average annual total returns shown above are adjusted for maximum applicable sales charge.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE HIGH YIELD FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS, INC.

INVESTMENT PHILOSOPHY & PROCESS

The Touchstone High Yield Fund seeks high current income and capital appreciation by primarily investing in non-investment grade securities. The Fund emphasizes the higher-quality segment of the high yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

FUND PERFORMANCE & POSITIONING

The total return of the Touchstone High Yield Fund was -6.33% for the fiscal year ended September 30, 2008. The total return of the Merrill Lynch High Yield Master Index was -11.62% for the same period.

This fiscal year was easily the worst for the broad high yield market since the inception of the Touchstone High Yield Fund. Spreads widened by 676 basis points, ending the year at the widest month-end level ever. These trends were also experienced in the investment grade corporate bond market. The reasons behind this volatility are well documented and include: weakness in the Financials sector and the subsequent lack of available credit, anticipated weakness in the economy and an overriding lack of confidence in the capital markets.

Not surprisingly, lower quality high yield securities (CCC-rated) were the poorest performers while higher quality securities (BB-rated) performed the best. While most corporate bond indices traded at their widest levels on record, CCC-rated securities were still tighter than their all time widest level. While there are reasons for this anomaly, we believe that CCC-rated securities have not corrected enough on a relative basis at this time.

Although the Fund generated negative absolute returns, it continued to perform well on a relative basis and outperformed its broad benchmark. Additionally, when compared to benchmarks that excluded CCC-rated securities, the relative performance remained strong. Outperformance resulted from both security selection and sector allocation as well as a bias towards higher quality. In these volatile markets and this type of environment, we believe our philosophy and process should continue to generate attractive relative returns.

The Fund's positive relative performance emanated from a range of sectors and securities. The Fund's overweight exposure to the Health Care sector along with underweight exposures to the Consumer Discretionary and Financials sectors materially added to performance. Liquidity concerns remain with respect to the domestic auto manufacturers calling into question their ultimate solvency and gaming continues to suffer from a recent overbuild and a reduction in leisure spending due the weakening economy. At the securities level, there were significant contributions to performance within the Information Technology and Telecommunication Services sectors. Often, during volatile times, the avoidance of poor performers can assist with relative performance. The Fund's lack of exposure to certain large benchmark issuers allowed it to avoid significant losses.

Economic conditions in the United States and abroad deteriorated markedly in August through September, and the global economy appears to be entering a synchronized recession for the first time since the early 1980s. While the initial consensus view among U.S. economic forecasters is that the recession will be short and mild, the risk is that it could be deeper and longer, especially if businesses cut back on capital spending and unemployment mounts. On a positive note, oil and other commodity prices have fallen significantly from their peaks, and we anticipate significant declines in headline inflation readings in the U.S. and abroad before too long. With the U.S. dollar having rebounded off its lows, the Federal Reserve recently eased monetary policy in a coordinated move with other central banks.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

Amid these developments, we have been pursuing a defensive posture in the Fund, maintaining larger than normal cash positions while shifting to more defensive sectors.

In this environment, we believe lower quality high yield instruments should continue to perform poorly relative to the broad market, particularly given the relative valuations of CCC-rated issuers mentioned above. We are comfortable with the Touchstone High Yield Fund composition and continue to believe it is properly constructed and well positioned for the current environment. When an eventual recovery ensues, the Fund should provide appropriate risk adjusted returns.

The strength of the high yield strategy has historically been fundamental credit analysis with emphasis on avoiding problem credits. This approach should continue to add value as negative credit events may have a material impact on returns in this lower return environment. The Fund is designed for performance over a full market cycle with focus on protecting principal in down markets, a style that we continue to believe will outperform over the long-term.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         HIGH YIELD FUND* AND THE MERRILL LYNCH HIGH YIELD MASTER INDEX

--------------------------------------------------------------------------------
                                 High Yield Fund
                         Average Annual Total Returns**
                         ------------------------------
                     1 Year       5 Years        Since Inception***
Class A             (10.80%)       3.04%              4.84%
Class B             (10.34%)       3.14%              4.45%
Class C              (7.03%)       3.26%              4.74%
Class Y              (6.07%)       4.12%              5.49%
--------------------------------------------------------------------------------

                                  [LINE CHART]

MERRILL LYNCH  HIGH YIELD MASTER INDEX                HIGH YIELD FUND CLASS A
--------------------------------------                -----------------------

  DATE                                                  DATE
05/01/00            10000                             05/01/00            9525
05/31/00           9895.5                             05/31/00        9511.665
06/30/00         10064.91                             06/30/00        9660.998
09/30/00         10201.29                             09/30/00        9925.709
12/31/00         9799.768                             12/31/00        9760.943
03/31/01         10408.63                             03/31/01        10180.66
06/30/01         10276.65                             06/30/01        10062.57
09/30/01         9861.572                             09/30/01        9792.891
12/31/01          10407.8                             12/31/01        10266.87
03/31/02         10611.59                             03/31/02        10557.42
06/30/02          9959.72                             06/30/02        10439.18
09/30/02         9645.391                             09/30/02        10038.31
12/31/02         10288.64                             12/31/02        10666.71
03/31/03         10998.56                             03/31/03        11079.51
06/30/03         12062.23                             06/30/03        12020.16
09/30/03         12367.28                             09/30/03        12206.47
12/31/03         13089.78                             12/31/03        12750.88
03/31/04         13382.07                             03/31/04         13005.9
06/30/04         13264.31                             06/30/04        12888.85
09/30/04         13879.51                             09/30/04        13461.11
12/31/04         14498.68                             12/31/04         13951.1
03/31/05         14290.62                             03/31/05        13712.53
06/30/05         14675.61                             06/30/05        14085.51
09/30/05         14808.57                             09/30/05        14237.64
12/31/05         14909.42                             12/31/05        14402.79
03/31/06         15334.93                             03/31/06        14666.37
06/30/06         15357.93                             06/30/06         14453.7
09/30/06         15979.16                             09/30/06        14891.65
12/31/06         16645.17                             12/31/06        15463.49
03/31/07         17090.26                             03/31/07         15817.6
06/30/07         17143.76                             06/30/07        15765.41
09/30/07          17202.9                             09/30/07         15886.8
12/31/07          17006.1                             12/31/07        15818.49
03/31/08         16499.32                             03/31/08        15491.04
06/30/08         16795.81                             06/30/08        15862.83
09/30/08         15203.91                             09/30/08           14884

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class B, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

** The average annual total returns shown above are adjusted for maximum applicable sales charge.

*** Class A, Class B, Class C and Class Y shares commenced operations on May 1, 2000, May 1, 2001, May 23, 2000 and February 1, 2007, respectively. The returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares (February 1, 2007), which is the same as the performance for Class A shares through February 1, 2007. The return has been restated for sales charges and for fees applicable to Class Y shares.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
September 30, 2008
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

--------------------------------------------------------------------------------
CORE BOND FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
U.S. Treasury                                                               11.7
U.S. Agency                                                                 26.9
AAA/Aaa                                                                     28.6
AA/Aa                                                                        3.1
A/A                                                                          9.1
BBB/Baa                                                                     17.1
B/B                                                                          3.5
                                                                          ------
TOTAL                                                                      100.0
                                                                          ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
A-1/P-1F-1                                                                  97.1
A-2/P-2/F-2                                                                  0.1
FW1(NR)*                                                                     2.8
                                                                          ------
TOTAL                                                                      100.0
                                                                          ------

PORTFOLIO ALLOCATION                                (% OF INVESTMENT SECURITIES)
U.S. Government Agency                                                      32.3
Variable Rate Demand Notes                                                  28.7
Corporate Notes/Commercial Paper                                            25.1
Taxable Municipal Bonds                                                      6.3
Bank CD/Time Deposits                                                        5.8
Repurchase Agreements                                                        1.8
                                                                          ------
TOTAL                                                                      100.0
                                                                          ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
AAA                                                                        100.0

PORTFOLIO ALLOCATION                                (% OF INVESTMENT SECURITIES)
Overseas Private Investment Corp.                                           30.6
FHLMC                                                                       20.6
Repurchase Agreements                                                       20.5
Variable Rate Demand Notes                                                  15.4
FHLB                                                                        10.6
FNMA                                                                         2.3
                                                                          ------
TOTAL                                                                      100.0
                                                                          ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
BBB/Baa                                                                      8.3
BB                                                                          34.2
B                                                                           48.9
CCC                                                                          4.8
Cash                                                                         3.8
                                                                          ------
TOTAL                                                                      100.0
                                                                          ------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
CREDIT QUALITY                                      (% OF INVESTMENT SECURITIES)
A-1/P-1F-1                                                                  96.8
FW1(NR)*                                                                     3.2
                                                                          ------
TOTAL                                                                      100.0
                                                                          ------

PORTFOLIO ALLOCATION                                (% OF INVESTMENT SECURITIES)
Variable Rate Demand Notes                                                  37.3
Corporate Notes/Commercial Paper                                            27.7
U.S. Government Agency                                                      20.4
Taxable Municipal Bonds                                                      7.9
Bank CD/Time Deposits                                                        6.7
                                                                          ------
TOTAL                                                                      100.0
                                                                          ------
--------------------------------------------------------------------------------

* Equivalent to Standard & Poor's and Moody's highest short-term ratings of A-1 and P-1, respectively, based upon independent research conducted by Fort Washington Investment Advisors, Inc.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
September 30, 2008
--------------------------------------------------------------------------------

                                                                                                          CORE BOND     HIGH YIELD
                                                                                                            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                                                              $ 50,085,423   $ 73,975,141
====================================================================================================================================
   Affiliated securities, at market value                                                               $  2,018,922   $  2,297,791
   Non-affiliated securities, at market value                                                             43,873,602     60,654,337
------------------------------------------------------------------------------------------------------------------------------------
   At market value - including $674,915 of securities loaned for the High Yield Fund                    $ 45,892,524   $ 62,952,128
Dividends and interest receivable                                                                            561,661      1,622,852
Receivable for capital shares sold                                                                            84,541        192,805
Receivable for securities sold                                                                             5,463,304      3,647,500
Receivable for securities lending income                                                                          --            616
Other assets                                                                                                   9,035         12,448
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                              52,011,065     68,428,349
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Dividends payable                                                                                             16,462         79,353
Payable upon return of securities loaned                                                                          --        720,287
Payable for capital shares redeemed                                                                          204,947        245,393
Payable for securities purchased                                                                           1,710,800             --
Payable to Advisor                                                                                            22,185         36,397
Payable to other affiliates                                                                                    8,894         11,384
Payable to Trustees                                                                                            2,718          4,018
Other accrued expenses and liabilities                                                                        77,557         61,963
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                          2,043,563      1,158,795
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                              $ 49,967,502   $ 67,269,554
====================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                                                         $ 56,543,592   $ 81,329,904
Distributions in excess of net investment
income                                                                                                          (115)        (7,445)
Accumulated net realized losses from security transactions                                                (2,383,076)    (3,029,892)
Net unrealized depreciation on investments                                                                (4,192,899)   (11,023,013)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                              $ 49,967,502   $ 67,269,554
====================================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                                                               $ 46,712,546   $ 57,020,176
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)            5,184,413      7,261,019
====================================================================================================================================
Net asset value and redemption price per share                                                          $       9.01   $       7.85
====================================================================================================================================
Maximum offering price per share                                                                        $       9.46   $       8.24
====================================================================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares                                                               $         --   $  4,814,488
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)                   --        614,302
====================================================================================================================================
Net asset value, offering price and redemption price per share*                                         $         --   $       7.84
====================================================================================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                                                               $  3,254,956   $  4,568,835
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)              381,613        582,545
====================================================================================================================================
Net asset value, offering price and redemption price per share*                                         $       8.53   $       7.84
====================================================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                                                               $         --   $    866,055
====================================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)                   --        110,180
====================================================================================================================================
Net asset value, offering price and redemption price per share                                          $         --   $       7.86
====================================================================================================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  (Continued)
--------------------------------------------------------------------------------

                                                                                    INSTITUTIONAL       MONEY        U.S. GOVERNMENT
                                                                                        MONEY           MARKET        MONEY MARKET
                                                                                     MARKET FUND         FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   Investment securities, at amortized cost                                         $ 451,922,459    $ 260,194,865    $  12,325,285
   Repurchase agreements                                                                8,104,000               --        3,181,000
------------------------------------------------------------------------------------------------------------------------------------
Total investment securities                                                         $ 460,026,459    $ 260,194,865    $  15,506,285
Cash                                                                                           --              775              748
Dividends and interest receivable                                                       2,972,323        1,995,638           39,040
Receivable for securities sold                                                          4,534,025               --               --
Other assets                                                                               13,177            9,467            5,094
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                          467,545,984      262,200,745       15,551,167
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                                                                          4,533,250               --               --
Dividends payable                                                                          53,607            2,935              496
Payable for securities purchased                                                        1,347,135        1,009,090               --
Payable to Advisor                                                                         49,552           88,969            4,042
Payable to other affiliates                                                                 2,122           88,925            4,973
Payable to Trustees                                                                         4,068            2,726            4,068
Other accrued expenses and liabilities                                                     62,602          139,952           30,013
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                       6,052,336        1,332,597           43,592
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                          $ 461,493,648    $ 260,868,148    $  15,507,575
====================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                                     $ 461,557,242    $ 260,911,731    $  15,508,510
Accumulated net realized losses from security transactions                                (63,594)         (43,583)            (935)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                          $ 461,493,648    $ 260,868,148    $  15,507,575
====================================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                                           $ 461,493,648    $  74,873,509    $  15,507,575
====================================================================================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)                              461,550,856       74,921,758       15,508,516
====================================================================================================================================
Net asset value, offering price and redemption price per share                      $        1.00    $        1.00    $        1.00
====================================================================================================================================

PRICING OF CLASS S SHARES
Net assets attributable to Class S shares                                           $          --    $ 185,994,639             $ --
====================================================================================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)                                       --      186,021,734               --
====================================================================================================================================
Net asset value, offering price and redemption price per share                      $          --    $        1.00             $ --
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended September 30, 2008
--------------------------------------------------------------------------------


                                                                                                          CORE BOND     HIGH YIELD
                                                                                                            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                                                $  3,257,416   $  7,956,928
Dividends from affiliated securities                                                                          73,947         26,858
Income from securities loaned                                                                                     --         14,276
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                    3,331,363      7,998,062
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                                                     293,965        513,732
Distribution expenses, Class A                                                                               139,334        182,539
Distribution expenses, Class B                                                                                    --         54,641
Distribution expenses, Class C                                                                                30,592         61,976
Administration fees                                                                                          117,587        171,245
Transfer Agent fees, Class A                                                                                  45,665         41,162
Transfer Agent fees, Class B                                                                                      --         10,606
Transfer Agent fees, Class C                                                                                   5,842          7,881
Transfer Agent fees, Class Y                                                                                      --            182
Professional fees                                                                                             32,972         35,398
Postage and supplies                                                                                          23,941         26,704
Registration fees, Class A                                                                                     8,605         11,392
Registration fees, Class B                                                                                        --          7,445
Registration fees, Class C                                                                                     5,863          7,883
Registration fees, Class Y                                                                                        --          2,941
Custodian fees                                                                                                11,928         17,741
Reports to shareholders                                                                                       10,271         15,400
Trustees' fees and expenses                                                                                    7,842          5,428
Compliance fees and expenses                                                                                   1,198          1,596
Other expenses                                                                                                20,704         14,755
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                               756,309      1,190,647
Fees waived by the Administrator                                                                            (117,587)      (171,245)
Other operating expenses reimbursed by the Advisor                                                           (87,171)       (36,854)
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                                 551,551        982,548
------------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                                      2,779,812      7,015,514
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions                                                       204,107     (2,979,474)
Net change in unrealized appreciation/depreciation on investments                                         (4,094,240)    (8,907,598)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                                                         (3,890,133)   (11,887,072)
------------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                                              $ (1,110,321)  $ (4,871,558)
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations  (Continued)
--------------------------------------------------------------------------------

                                                                                    INSTITUTIONAL        MONEY       U.S. GOVERNMENT
                                                                                        MONEY            MARKET        MONEY MARKET
                                                                                     MARKET FUND          FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                            $  12,906,763    $   9,036,858    $     582,105
Dividends from non-affiliated securities                                                  262,178          116,748               --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                13,168,941        9,153,606          582,105
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                                                  682,108          985,980           85,592
Distribution expenses, Class A                                                                 --          168,671           42,808
Distribution expenses, Class S                                                                 --          923,591               --
Administration fees                                                                       585,715          442,963           34,237
Transfer Agent fees, Class A                                                               11,416          101,673           26,701
Transfer Agent fees, Class S                                                                   --          200,919               --
Custodian fees                                                                             54,096           50,018           14,235
Professional fees                                                                          41,872           40,766           23,058
Postage and supplies                                                                        9,299           47,883           15,265
Registration fees                                                                          21,247            3,403               --
Registration fees, Class A                                                                 14,853           15,594            8,074
Registration fees, Class S                                                                     --            4,557               --
Reports to shareholders                                                                     5,068           44,076            6,982
Trustees' fees and expenses                                                                 6,263            4,426            5,933
Compliance fees and expenses                                                                2,164            1,996            1,202
Other expenses                                                                              3,393            4,420              623
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                          1,437,494        3,040,936          264,710
Fees waived by the Administrator                                                         (585,715)        (442,963)         (34,237)
Fees waived and/or expenses reimbursed by the Advisor                                    (170,136)        (255,774)         (67,989)
------------------------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                              681,643        2,342,199          162,484
------------------------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                                  12,487,298        6,811,407          419,621

NET REALIZED GAINS (LOSSES) ON INVESTMENTS                                                 (7,506)         (12,804)           3,457
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                          $  12,479,792    $   6,798,603    $     423,078
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               CORE BOND FUND                 HIGH YIELD FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR            YEAR            YEAR            YEAR
                                                                            ENDED           ENDED           ENDED           ENDED
                                                                           SEPT.30,        SEPT.30,        SEPT.30,        SEPT.30,
                                                                            2008            2007            2008           2007(A)
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                  $  2,779,812    $  2,563,658    $  7,015,514    $  6,861,014
Net realized gains (losses) from security transactions                      204,107          77,277      (2,979,474)        373,996
Net change in unrealized appreciation/depreciation on investments        (4,094,240)        (14,688)     (8,907,598)     (1,251,112)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    (1,110,321)      2,626,247      (4,871,558)      5,983,898
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                      (2,676,406)     (2,519,390)     (6,050,760)     (5,881,441)
From net investment income, Class B                                              --              --        (417,860)       (442,710)
From net investment income, Class C                                        (134,804)        (78,791)       (466,839)       (508,796)
From net investment income, Class Y                                              --              --         (80,048)        (29,358)
In excess of net investment income, Class C                                  (1,727)         (1,266)             --              --
From net realized gains, Class A                                                 --              --        (366,111)       (653,419)
From net realized gains, Class B                                                 --              --         (28,153)        (63,879)
From net realized gains, Class C                                                 --              --         (33,692)        (72,616)
From net realized gains, Class Y                                                 --              --          (2,114)             --
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                (2,812,937)     (2,599,447)     (7,445,577)     (7,652,219)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                 5,871,994       6,126,659       7,032,445      12,476,676
Reinvested distributions                                                  2,546,951       2,378,211       5,868,420       5,966,357
Payments for shares redeemed                                            (14,774,616)     (8,811,679)    (29,378,539)     (9,728,251)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS    (6,355,671)       (306,809)    (16,477,674)      8,714,782
------------------------------------------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                        --              --         802,212       1,550,427
Reinvested distributions                                                         --              --         184,991         215,142
Payments for shares redeemed                                                     --              --      (1,541,673)     (2,861,256)
------------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS                       --              --        (554,470)     (1,095,687)
------------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                 3,002,181         897,762         925,819         756,651
Reinvested distributions                                                     94,105          55,620         259,580         324,386
Payments for shares redeemed                                             (1,620,571)     (1,076,455)     (2,953,593)     (2,851,380)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS     1,475,715        (123,073)     (1,768,194)     (1,770,343)
------------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                        --              --       1,796,091         895,800
Reinvested distributions                                                         --              --          82,154          29,364
Payments for shares redeemed                                                     --              --      (1,362,328)       (438,024)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS                       --              --         515,917         487,140
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  (8,803,214)       (403,082)    (30,601,556)      4,667,571

NET ASSETS
Beginning of year                                                        58,770,716      59,173,798      97,871,110      93,203,539
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                            $ 49,967,502    $ 58,770,716    $ 67,269,554    $ 97,871,110
====================================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                       $       (115)   $       (116)   $     (7,445)   $     (1,796)
====================================================================================================================================

(A) Except for Class Y shares, which represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets  (Continued)
--------------------------------------------------------------------------------


                                                INSTITUTIONAL                       MONEY                     U.S. GOVERNMENT
                                                    MONEY                           MARKET                      MONEY MARKET
                                                 MARKET  FUND                        FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------
                                           YEAR               YEAR          YEAR              YEAR          YEAR          YEAR
                                           ENDED              ENDED         ENDED             ENDED         ENDED         ENDED
                                          SEPT. 30,         SEPT. 30,      SEPT. 30,         SEPT. 30,     SEPT. 30,    SEPT. 30,
                                            2008               2007          2008              2007          2008         2007
------------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                  $    12,487,298  $    13,871,665  $     6,811,407  $   8,689,078  $    419,621  $    814,998
Net realized gains (losses) from
   security transactions                        (7,506)         (45,951)         (12,804)        (2,332)        3,457            --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                          12,479,792       13,825,714        6,798,603      8,686,746       423,078       814,998
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A        (12,486,910)     (13,872,053)      (2,212,437)    (2,637,480)     (419,446)     (814,998)
From net investment income, Class S                 --               --       (4,598,970)    (6,051,598)           --            --
------------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS           (12,486,910)     (13,872,053)      (6,811,407)    (8,689,078)     (419,446)     (814,998)
------------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                3,870,061,213    2,184,173,090       75,156,215     56,898,964    12,056,310    12,197,550
Reinvested distributions                    12,396,366       12,778,933        2,187,613      2,589,218       406,140       792,120
Payments for shares redeemed            (3,638,574,319)  (2,394,877,885)     (65,214,369)   (50,634,002)  (15,197,383)  (14,923,440)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS         243,883,260     (197,925,862)      12,129,459      8,854,180    (2,734,933)   (1,933,770)
------------------------------------------------------------------------------------------------------------------------------------

CLASS S
Proceeds from shares sold                           --               --      248,190,476    214,033,255            --            --
Reinvested distributions                            --               --        4,598,970      6,036,176            --            --
Payments for shares redeemed                        --               --     (217,839,390)  (202,749,243)           --            --
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS S SHARE TRANSACTIONS                       --               --       34,950,056     17,320,188            --            --
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  243,876,142     (197,972,201)      47,066,711     26,172,036    (2,731,301)   (1,933,770)

NET ASSETS
Beginning of year                          217,617,506      415,589,707      213,801,437    187,629,401    18,238,876    20,172,646
------------------------------------------------------------------------------------------------------------------------------------
End of year                            $   461,493,648  $   217,617,506  $   260,868,148  $ 213,801,437  $ 15,507,575  $ 18,238,876
====================================================================================================================================

DISTRIBUTIONS IN EXCESS OF
   NET INVESTMENT INCOME               $            --  $          (388) $            --  $          --  $         --  $         --
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CORE BOND FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                 2008           2007           2006           2005           2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    9.67      $    9.66      $    9.79      $    9.98     $   10.28
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                            0.46           0.43           0.41           0.34          0.35
   Net realized and unrealized gains (losses) on investments       (0.66)          0.01          (0.12)         (0.14)        (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (0.20)          0.44           0.29           0.20          0.25
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                            (0.46)         (0.43)         (0.41)         (0.36)        (0.35)
   Distributions in excess of net investment income                   --             --          (0.01)         (0.03)        (0.02)
   Distributions from net realized gains                              --             --             --             --         (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.46)         (0.43)         (0.42)         (0.39)        (0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    9.01      $    9.67      $    9.66      $    9.79     $    9.98
====================================================================================================================================
Total return(A)                                                    (2.19%)         4.66%          3.08%          2.01%         2.56%
====================================================================================================================================
Net assets at end of year (000's)                              $  46,713      $  56,735      $  57,009      $  59,034     $  60,554
====================================================================================================================================
Ratio of net expenses to average net assets                         0.90%          0.90%          0.90%          0.90%         0.90%
Ratio of net investment income to average net assets                4.77%          4.39%          4.24%          3.44%         3.35%
Portfolio turnover rate                                              184%           293%           237%           130%          139%

(A)   Total returns shown exclude the effect of applicable sales loads.

CORE BOND FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                 2008           2007          2006           2005           2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    9.18      $    9.19      $    9.29      $    9.46     $    9.76
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                            0.36           0.34           0.31           0.25          0.28
   Net realized and unrealized gains (losses) on investments       (0.62)          0.01          (0.10)         (0.14)        (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (0.26)          0.35           0.21           0.11          0.18
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                            (0.39)         (0.34)         (0.31)         (0.25)        (0.28)
   Distributions in excess of net investment income                (0.00)(B)      (0.02)          0.00(B)       (0.03)        (0.02)
   Distributions from net realized gains                              --             --             --             --         (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.39)         (0.36)         (0.31)         (0.28)        (0.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    8.53      $    9.18      $    9.19      $    9.29     $    9.46
====================================================================================================================================
Total return(A)                                                    (2.93%)         3.87%          2.35%          1.19%         1.93%
====================================================================================================================================
Net assets at end of year (000's)                              $   3,255      $   2,036      $   2,165      $   1,743     $   2,232
====================================================================================================================================
Ratio of net expenses to average net assets                         1.65%          1.65%          1.65%          1.65%         1.65%
Ratio of net investment income to average net assets                4.03%          3.65%          3.50%          2.68%         2.62%
Portfolio turnover rate                                              184%           293%           237%           130%          139%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Amount rounds to less than $0.005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

HIGH YIELD FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                  2008          2007           2006           2005           2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    9.17      $    9.31      $    9.60      $    9.79     $    9.64
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                            0.74           0.67           0.66           0.67          0.72
   Net realized and unrealized gains (losses) on investments       (1.28)         (0.06)         (0.24)         (0.12)         0.23
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (0.54)          0.61           0.42           0.55          0.95
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                            (0.74)         (0.67)         (0.66)         (0.67)        (0.72)
   Distributions from net realized gains                           (0.04)         (0.08)         (0.05)         (0.07)        (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.78)         (0.75)         (0.71)         (0.74)        (0.80)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    7.85      $    9.17      $    9.31      $    9.60     $    9.79
====================================================================================================================================
Total return(A)                                                    (6.33%)         6.69%          4.61%          5.78%        10.28%
====================================================================================================================================
Net assets at end of year (000's)                              $  57,020      $  83,996      $  76,754      $  73,120     $  64,826
====================================================================================================================================
Ratio of net expenses to average net assets                         1.05%          1.05%          1.05%          1.05%         1.05%
Ratio of net investment income to average net assets                8.31%          7.17%          7.01%          6.84%         7.46%
Portfolio turnover rate                                               28%            37%            39%            39%           44%

(A)   Total returns shown exclude the effect of applicable sales loads.

HIGH YIELD FUND -- CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                  2008           2007           2006           2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    9.15      $    9.30      $    9.58      $    9.78     $    9.63
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                            0.67           0.61           0.59           0.60          0.65
   Net realized and unrealized gains (losses) on investments       (1.27)         (0.08)         (0.23)         (0.14)         0.23
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (0.60)          0.53           0.36           0.46          0.88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                            (0.67)         (0.60)         (0.59)         (0.59)        (0.65)
   Distributions from net realized gains                           (0.04)         (0.08)         (0.05)         (0.07)        (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.71)         (0.68)         (0.64)         (0.66)        (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    7.84      $    9.15      $    9.30      $    9.58     $    9.78
====================================================================================================================================
Total return(A)                                                    (6.91%)         5.78%          3.94%          4.88%         9.46%
====================================================================================================================================
Net assets at end of year (000's)                              $   4,815      $   6,184      $   7,363      $   8,006     $   8,735
====================================================================================================================================
Ratio of net expenses to average net assets                         1.80%          1.80%          1.80%          1.80%         1.80%
Ratio of net investment income to average net assets                7.56%          6.41%          6.26%          6.10%         6.71%
Portfolio turnover rate                                               28%            37%            39%            39%           44%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

HIGH YIELD FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                  2008           2007           2006           2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    9.16      $    9.31      $    9.59      $    9.79     $    9.64
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                            0.68           0.61           0.60           0.60          0.65
   Net realized and unrealized gains (losses) on investments       (1.29)         (0.08)         (0.24)         (0.13)         0.23
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   (0.61)          0.53           0.36           0.47          0.88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                            (0.67)         (0.60)         (0.59)         (0.60)        (0.65)
   Distributions from net realized gains                           (0.04)         (0.08)         (0.05)         (0.07)        (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.71)         (0.68)         (0.64)         (0.67)        (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    7.84      $    9.16      $    9.31      $    9.59     $    9.79
====================================================================================================================================
Total return(A)                                                    (7.03%)         5.81%          3.94%          4.92%         9.45%
====================================================================================================================================
Net assets at end of year (000's)                              $   4,569      $   7,218      $   9,087      $  12,030     $  13,894
====================================================================================================================================
Ratio of net expenses to average net assets                         1.80%          1.80%          1.80%          1.80%         1.80%
Ratio of net investment income to average net assets                7.54%          6.41%          6.25%          6.09%         6.70%
Portfolio turnover rate                                               28%            37%            39%            39%           44%

(A)   Total returns shown exclude the effect of applicable sales loads.

HIGH YIELD FUND -- CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                           YEAR       PERIOD
                                                          ENDED       ENDED
                                                        SEPT. 30,    SEPT 30,
                                                          2008       2007(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                 $     9.18  $    9.43
--------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                     0.75       0.50
   Net realized and unrealized losses on investments        (1.27)     (0.31)
--------------------------------------------------------------------------------
Total from investment operations                            (0.52)      0.19
--------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                     (0.76)     (0.44)
   Distributions from net realized gains                    (0.04)        --
--------------------------------------------------------------------------------
Total distributions                                         (0.80)     (0.44)
--------------------------------------------------------------------------------
Net asset value at end of period                       $     7.86  $    9.18
================================================================================
Total return                                                (6.07%)     2.09%(B)
================================================================================
Net assets at end of period (000's)                    $      866  $     473
================================================================================
Ratio of net expenses to average net assets                  0.80%      0.80%(C)
Ratio of net investment income to average net assets         8.74%      7.49%(C)
Portfolio turnover rate                                        28%        37%

(A) Represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

(B)   Not annualized

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                  2008           2007           2006           2005          2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $   1.000      $   1.000      $   1.000      $   1.000   $   1.000
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                           0.038          0.052          0.046          0.023       0.008
   Net realized gains (losses) on investments                     (0.000)(A)     (0.000)(A)         --             --       0.000(A)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.038          0.052          0.046          0.023       0.008
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                           (0.038)        (0.052)        (0.046)        (0.023)     (0.008)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $   1.000      $   1.000      $   1.000      $   1.000   $   1.000
====================================================================================================================================
Total return                                                        3.87%          5.32%          4.67%          2.36%       0.86%
====================================================================================================================================
Net assets at end of year (000's)                              $ 461,494      $ 217,618      $ 415,590      $ 356,378   $  41,569
====================================================================================================================================
Ratio of net expenses to average net assets                         0.20%          0.20%          0.20%          0.26%       0.40%
Ratio of net investment income to average net assets                3.66%          5.20%          4.61%          3.02%       0.80%

(A)   Amount rounds to less than $0.0005.

MONEY MARKET FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                  2008           2007           2006           2005         2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $   1.000      $   1.000      $   1.000      $   1.000  $   1.000
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                           0.033          0.046          0.040          0.021      0.007
   Net realized losses on investments                             (0.000)(A)     (0.000)(A)         --             --     (0.000)(A)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.033          0.046          0.040          0.021      0.007
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                           (0.033)        (0.046)        (0.040)        (0.021)    (0.007)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $   1.000      $   1.000      $   1.000      $   1.000  $   1.000
====================================================================================================================================
Total return                                                        3.36%          4.70%          4.05%          2.15%      0.69%
====================================================================================================================================
Net assets at end of year (000's)                              $  74,873      $  62,748      $  53,894      $  49,564  $  76,650
====================================================================================================================================
Ratio of net expenses to average net assets                         0.85%          0.85%          0.85%          0.85%      0.85%
Ratio of net investment income to average net assets                3.28%          4.62%          3.99%          2.03%      0.66%

(A)   Amount rounds to less than $0.0005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

MONEY MARKET FUND -- CLASS S

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                  2008           2007           2006           2005         2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $   1.000      $   1.000      $   1.000      $   1.000  $   1.000
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                           0.030          0.043          0.037          0.018      0.004
   Net realized losses on investments                             (0.000)(A)     (0.000)(A)         --             --     (0.000)(A)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.030          0.043          0.037          0.018      0.004
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                           (0.030)        (0.043)        (0.037)        (0.018)    (0.004)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $   1.000      $   1.000      $   1.000      $   1.000  $   1.000
====================================================================================================================================
Total return                                                        3.05%          4.39%          3.74%          1.84%      0.39%
====================================================================================================================================
Net assets at end of year (000's)                              $ 185,995      $ 151,053      $ 133,735      $ 107,658  $ 103,637
====================================================================================================================================
Ratio of net expenses to average net assets                         1.15%          1.15%          1.15%          1.15%      1.15%
Ratio of net investment income to average net assets                2.99%          4.31%          3.70%          1.82%      0.37%

(A)   Amount rounds to less than $0.0005

U.S. GOVERNMENT MONEY MARKET FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED SEPTEMBER 30,
                                                               ---------------------------------------------------------------------
                                                                  2008           2007           2006           2005       2004
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $   1.000      $   1.000      $   1.000      $   1.000  $   1.000
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                           0.024          0.044          0.038          0.018      0.003
   Net realized gains (losses) on investments                      0.000(A)          --             --             --     (0.000)(A)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.024          0.044          0.038          0.018     0.003
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                           (0.024)        (0.044)        (0.038)        (0.018)    (0.003)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $   1.000      $   1.000      $   1.000      $   1.000  $   1.000
====================================================================================================================================
Total return                                                        2.46%          4.46%          3.85%          1.81%      0.27%
====================================================================================================================================
Net assets at end of year (000's)                              $  15,508      $  18,239      $  20,173      $  21,515  $  50,139
====================================================================================================================================
Ratio of net expenses to average net assets                         0.95%          0.95%          0.95%          0.95%      0.95%
Ratio of net investment income to average net assets                2.45%          4.38%          3.78%          1.59%      0.24%

(A)   Amount rounds to less than $0.0005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
September 30, 2008
--------------------------------------------------------------------------------

1. ORGANIZATION

The Core Bond Fund, High Yield Fund, Institutional Money Market Fund, Money Market Fund, and Touchstone U.S. Government Money Market Fund ("U.S. Government Money Market Fund"), (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Funds are registered to offer different classes of shares: Class A shares, Class B shares, Class C shares, Class S shares, and Class Y shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

The Core Bond Fund offers two classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares.

The High Yield Fund offers four classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), Class B shares (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a distribution fee of up to 1.00% of average daily net assets), Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets) and Class Y shares (sold without a distribution fee or sales charge, but offered only through selected dealers and subject to a higher minimum initial investment). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares.

The Money Market Fund offers two classes of shares: Class A shares (sold subject to a distribution fee of up to 0.35% of average daily net assets) and Class S shares (sold subject to a distribution fee of up to 1.00% of average daily net assets). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares. The current maximum distribution fee for Class S shares is limited to 0.60% of average daily net assets of Class S shares.

Each Class A, Class B, Class C, Class S and Class Y share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class B, Class C and Class S shares bear the expenses of higher distribution fees, which is expected to cause Class B, Class C and Class S shares to have a higher expense ratio and to pay lower dividends than those related to Class A and Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITIES VALUATION -- Investment securities in the Core Bond Fund and High Yield Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees. Investment securities in the Institutional Money Market Fund, Money Market Fund and U.S. Government Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statements of changes in net assets for a fiscal period.

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities.

The High Yield Fund participated in securities lending during the period. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

As of September 30, 2008, the High Yield Fund had loaned corporate bonds having a fair value of approximately $674,915 and had received collateral valued at $720,287 for the loan. All collateral is received, held and administered by the Fund's Custodian for the benefit of the Fund in the applicable custody account or other account established for the purpose of holding collateral.

REPURCHASE AGREEMENTS -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

DOLLAR ROLL TRANSACTIONS -- The Core Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest or similar as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

Dollar roll transactions involve the risk that the buyer of the securities sold by the Fund may be unable to deliver similar securities when the Fund seeks to repurchase them.

SHARE VALUATION -- The net asset value per share of each class of shares of the Core Bond Fund, High Yield Fund, and Money Market Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Institutional Money Market Fund and U.S. Government Money Market Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Institutional Money Market Fund, Money Market Fund and U.S. Government Money Market Fund is equal to the net asset value per share. The maximum offering price per share of Class A shares of the Core Bond Fund and High Yield Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The maximum offering price per share of Class C shares of the Core Bond Fund and Class B, Class C and Class Y shares of the High Yield Fund is equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, redemptions of Class B shares of the High Yield Fund and Class C shares of the Core Bond Fund and High Yield Fund are subject to a contingent deferred sales load of 5.00% (incrementally reduced over time) and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase.

INVESTMENT INCOME -- Interest income is accrued as earned and includes, where applicable, the pro-rata amortization of premium or accretion of discount.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income are distributed daily and paid on the last business day of each month to shareholders of each Fund, except for Core Bond Fund and High Yield Fund which are distributed and paid monthly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation, as applicable, for the Core Bond Fund, High Yield Fund and Money Market Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionately among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

3. FEDERAL TAX INFORMATION

It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year an amount equal to the sum of at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2008 and 2007 was as follows:

                                      CORE BOND                HIGH YIELD
                                        FUND                      FUND
--------------------------------------------------------------------------------
                                  2008         2007         2008         2007
--------------------------------------------------------------------------------
From ordinary income           $2,812,937   $2,599,447   $7,022,183   $6,862,541
--------------------------------------------------------------------------------
From long-term capital gains           --           --      423,394      789,678
--------------------------------------------------------------------------------
                               $2,812,937   $2,599,447   $7,445,577   $7,652,219
================================================================================

                               INSTITUTIONAL                                        U.S. GOVERNMENT
                               MONEY MARKET               MONEY MARKET                MONEY MARKET
                                  FUND                       FUND                        FUND
--------------------------------------------------------------------------------------------------------
                          2008          2007          2008          2007          2008          2007
--------------------------------------------------------------------------------------------------------
From ordinary income   $12,486,910   $13,872,053   $ 6,811,407   $ 8,689,078   $   419,446   $   814,998
========================================================================================================

RECLASSIFICATION OF CAPITAL ACCOUNTS -- Reclassifications of the components of net assets, as presented below, result primarily from the difference in the tax treatment of paydown securities. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis.

                                               UNDISTRIBUTED     ACCUMULATED
                                    PAID-IN    NET INVESTMENT    NET REALIZED
                                    CAPITAL     INCOME (LOSS)   GAINS (LOSSES)
--------------------------------------------------------------------------------
Core Bond Fund                      $ --         $ 33,126           $(33,126)
High Yield Fund                     $ --         $ (5,656)          $  5,656
U.S. Government Money Market Fund   $ --         $   (175)          $    175
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of September 30, 2008:
                                              CORE BOND              HIGH YIELD
                                                FUND                   FUND
--------------------------------------------------------------------------------
Tax cost of portfolio investments            $ 50,100,066          $ 73,975,141
--------------------------------------------------------------------------------
Gross unrealized appreciation                     110,527                16,527
Gross unrealized depreciation                  (4,318,069)          (11,039,540)
--------------------------------------------------------------------------------
Net unrealized depreciation                    (4,207,542)          (11,023,013)
Post-October losses                              (448,458)           (3,029,892)
Capital loss carryforward                      (1,934,618)                   --
Undistributed ordinary income                      30,990                71,908
Other temporary differences                       (16,462)              (79,353)
--------------------------------------------------------------------------------
    Accumulated deficit                      $ (6,576,090)         $(14,060,350)
================================================================================

                                   INSTITUTIONAL                 U.S. GOVERNMENT
                                   MONEY MARKET    MONEY MARKET    MONEY MARKET
                                       FUND            FUND           FUND
--------------------------------------------------------------------------------
Tax cost of portfolio investments  $ 460,026,459  $ 260,194,865   $  15,506,285
--------------------------------------------------------------------------------
Post-October losses                       (7,506)       (12,804)             --
Capital loss carryforward                (56,088)       (30,779)           (935)
Undistributed ordinary income             53,607          2,935             496
Other temporary differences              (53,607)        (2,935)           (496)
--------------------------------------------------------------------------------
    Accumulated deficit            $     (63,594) $     (43,583)  $        (935)
================================================================================

The difference between the tax cost of portfolio investments and the financial statement cost of portfolio investments for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 2008, the Funds had the following capital loss carryforwards for federal income tax purposes.
                                                                      EXPIRES
FUND                                            AMOUNT              SEPTEMBER 30
--------------------------------------------------------------------------------
Core Bond Fund                                $    722,643                  2013
                                                   155,811                  2014
                                                 1,056,164                  2015
                                              ------------
                                              $  1,934,618
                                              ------------
Institutional Money Market Fund               $      2,444                  2013
                                                     7,533                  2014
                                                       160                  2015
                                                    45,951                  2016
                                              ------------
                                              $     56,088
                                              ------------
Money Market Fund                             $     28,447                  2012
                                                     2,332                  2016
                                              ------------
                                              $     30,779
                                              ------------
U.S. Government Money Market Fund             $        935                  2014
                                              ------------

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

During the year ended September 30, 2008, the following Funds utilized capital loss carryforwards:

FUND                                                                      AMOUNT
--------------------------------------------------------------------------------
Core Bond Fund                                                          $561,863
U.S. Government Money Market Fund                                       $  3,632

In addition, the Core Bond Fund, the High Yield Fund, the Institutional Money Market Fund and the Money Market Fund elected to defer until their respective subsequent tax year capital losses incurred after October 31, 2007. These capital loss carryforwards and "Post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On October 1, 2007, the Funds adopted FIN 48. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2005 through 2008) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding purchases and sales of U.S. Government securities and short-term investments) were as follows for the year ended September 30, 2008:

                                                                            CORE BOND              HIGH YIELD
                                                                               FUND                  FUND
-------------------------------------------------------------------------------------------------------------
Purchases of investment securities                                         $16,772,631            $22,241,812
Proceeds from sales and maturities of investment securities                $17,140,844            $48,266,440
-------------------------------------------------------------------------------------------------------------

5. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan" and the Sub-Administrator and Transfer Agent to the Funds). The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

MANAGEMENT AGREEMENT

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

Core Bond Fund                                                 0.50% on the first $100 million
                                                               0.45% on the next $100 million
                                                               0.40% on the next $100 million
                                                               0.35% of such assets in excess of $300 million
--------------------------------------------------------------------------------------------------------------
High Yield Fund                                                0.60% on the first $100 million
                                                               0.55% on the next $100 million
                                                               0.50% on the next $100 million
                                                               0.45% of such assets in excess of $300 million
--------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                                0.20%
--------------------------------------------------------------------------------------------------------------
Money Market Fund and U.S. Government Money Market Fund        0.50% on the first $50 million
                                                               0.45% on the next $100 million
                                                               0.40% on the next $100 million
                                                               0.375% of such assets in excess of $250 million
--------------------------------------------------------------------------------------------------------------

Fort Washington Investment Advisors, Inc. (Sub-Advisor) has been retained by the Advisor to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Sub-Advisor is a wholly-owned, indirect subsidiary of Western-Southern. The Advisor (not the Funds) pays the Sub-Advisor a fee for these services.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust (excluding Institutional Money Market Fund), Touchstone Funds Group Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets. For the Institutional Money Market Fund, the Advisor receives an annual fee of 0.20% of the Fund's average daily net assets up to and including $100 million; and 0.16% of all such assets in excess of $100 million.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

EXPENSE LIMITATION AGREEMENT

The Trust and the Advisor have entered into an Expense Limitation Agreement to contractually limit operating expenses of the Core Bond Fund, High Yield Fund, Institutional Money Market Fund, Money Market Fund, and U.S. Government Money Market Fund. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows through September 30, 2009:

--------------------------------------------------------------------------------
Core Bond Fund - Class A                                                  0.90%
Core Bond Fund - Class C                                                  1.65%
High Yield Fund - Class A                                                 1.05%
High Yield Fund - Class B                                                 1.80%
High Yield Fund - Class C                                                 1.80%
High Yield Fund - Class Y                                                 0.80%
Institutional Money Market Fund                                           0.20%
Money Market Fund - Class A                                               0.85%
Money Market Fund - Class S                                               1.15%
U.S. Government Money Market Fund                                         0.95%
--------------------------------------------------------------------------------

For the year ended September 30, 2008, the Advisor waived investment advisory fees, administration fees, and/or reimbursed expenses as follows:

                                    INVESTMENT                   OTHER OPERATING
                                     ADVISORY    ADMINISTRATION     EXPENSES
                                    FEES WAIVED    FEES WAIVED     REIMBURSED
--------------------------------------------------------------------------------
Core Bond Fund                      $      --        $ 117,587       $   87,171
High Yield Fund                     $      --        $ 171,245       $   36,854
Institutional Money Market Fund     $ 170,136        $ 585,715       $       --
Money Market Fund                   $      --        $ 442,963       $  255,774
U.S. Government Money Market Fund   $  25,181        $  34,237       $   42,808
--------------------------------------------------------------------------------

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

For the year ended September 30, 2008, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

                                                                      AMOUNT
--------------------------------------------------------------------------------
Core Bond Fund                                                 $           2,320
High Yield Fund                                                $           5,068
Money Market Fund                                              $         205,003
--------------------------------------------------------------------------------

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $4,782 and $4,378 from underwriting and broker commissions on the sale of shares of the Core Bond Fund and High Yield Fund, respectively, for the year ended September 30, 2008. In addition, the Underwriter collected $1,222 and $27,117 of contingent deferred sales loads on the redemption of Class C shares of the Core Bond Fund and Class B and Class C shares of the High Yield Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has adopted a Plan of Distribution for each Fund under which each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund may each pay an annual fee of up to 0.35% of its average daily net assets that are attributable to Class A shares. Class C shares of the Core Bond Fund, Class B and Class C shares of the High Yield Fund and Class S shares of the Money Market Fund may each pay an annual fee of up to 1.00% of its average daily net assets that are attributable to Class B, Class C and Class S shares. However, the current 12b-1 fees for Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund and Class S shares of the Money Market Fund are limited to an annual fee of up to 0.25% and 0.60% of average daily net assets that are attributable to Class A shares and Class S shares, respectively. The plan allows the Institutional Money Market Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares; however, the Fund did not incur any expenses under the plan through September 30, 2008. The plan allows the U.S. Government Money Market Fund to pay an annual fee up to 0.35% of its average daily net assets for the sale and distribution of shares. However, the current 12b-1 fees for the U.S. Government Money Market Fund are limited to an annual fee of up to 0.25% of average daily net assets.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

AFFILIATED INVESTMENTS

The Core Bond Fund and High Yield Fund each may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed. As of September 30, 2008, approximately 52% of the outstanding shares of the Touchstone Institutional Money Market Fund were collectively owned by other funds in the Touchstone Funds complex.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

A summary of each Fund's investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2008, is as follows:

                                                 SHARE ACTIVITY
                        -----------------------------------------------------------------------
                           BALANCE                                                    BALANCE                             VALUE
                          09/30/07          PURCHASES             SALES               09/30/08          DIVIDENDS        09/30/08
-----------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund             311,914          33,532,619         (31,825,611)           2,018,922        $    73,947      $ 2,018,922
High Yield Fund          1,900,505          34,841,967         (34,444,681)           2,297,791        $    26,858      $ 2,297,791
-----------------------------------------------------------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Institutional Money Market Fund, Money Market Fund and U.S. Government Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

                                                           CORE BOND FUND
--------------------------------------------------------------------------------
                                                     YEAR               YEAR
                                                    ENDED               ENDED
                                                   SEPT. 30,          SEPT. 30,
                                                     2008               2007
--------------------------------------------------------------------------------
CLASS A
Shares sold                                        611,782              633,472
Shares reinvested                                  267,654              246,526
Shares redeemed                                 (1,564,969)            (912,684)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                (685,533)             (32,686)
Shares outstanding, beginning of year            5,869,946            5,902,632
--------------------------------------------------------------------------------
Shares outstanding, end of year                  5,184,413            5,869,946
================================================================================

CLASS C
Shares sold                                        328,904               97,285
Shares reinvested                                   10,445                6,067
Shares redeemed                                   (179,635)            (117,146)
--------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding      159,714              (13,794)
Shares outstanding, beginning of year              221,899              235,693
--------------------------------------------------------------------------------
Shares outstanding, end of year                    381,613              221,899
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


                                                           HIGH YIELD FUND
--------------------------------------------------------------------------------
                                                        YEAR            YEAR
                                                        ENDED           ENDED
                                                      SEPT. 30,        SEPT. 30,
                                                        2008           2007(A)
--------------------------------------------------------------------------------
CLASS A
Shares sold                                            812,527        1,320,569
Shares reinvested                                      677,841          638,712
Shares redeemed                                     (3,392,258)      (1,038,035)
--------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding       (1,901,890)         921,246
Shares outstanding, beginning of year                9,162,909        8,241,663
--------------------------------------------------------------------------------
Shares outstanding, end of year                      7,261,019        9,162,909
================================================================================

CLASS B
Shares sold                                             93,690          166,217
Shares reinvested                                       21,414           23,039
Shares redeemed                                       (176,443)        (305,337)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                     (61,339)        (116,081)
Shares outstanding, beginning of year                  675,641          791,722
--------------------------------------------------------------------------------
Shares outstanding, end of year                        614,302          675,641
================================================================================

CLASS C
Shares sold                                            106,111           80,579
Shares reinvested                                       29,915           34,725
Shares redeemed                                       (341,761)        (303,428)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                    (205,735)        (188,124)
Shares outstanding, beginning of year                  788,280          976,404
--------------------------------------------------------------------------------
Shares outstanding, end of year                        582,545          788,280
================================================================================

CLASS Y
Shares sold                                            205,654           95,026
Shares reinvested                                        9,546            3,147
Shares redeemed                                       (156,583)         (46,610)
--------------------------------------------------------------------------------
Net increase in shares outstanding                      58,617           51,563
Shares outstanding, beginning of period                 51,563               --
--------------------------------------------------------------------------------
Shares outstanding, end of period                      110,180           51,563
================================================================================

(A) Except Class Y shares which represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8. CAPITAL SUPPORT AGREEMENT

The Touchstone Investment Trust (TINT) Institutional Money Market and Money Market Funds are money market funds that seek to maintain a stable net asset value of $1.00 per share. Both Funds use the amortized cost method of valuing portfolio securities pursuant to Rule 2a-7 under the Investment Company Act of 1940.

In an effort to mitigate the negative effect that market conditions may have on the price of certain notes ("Notes") in each Fund, Touchstone Advisors, Inc. and TINT, on behalf of the respective Funds, obtained no-action assurance under
Section 17(a), 17(d) and 12(d)(3) of the 1940 Act from the Securities and Exchange Commission to enter into a Capital Support Agreement for each Fund. The Advisor and TINT entered into a Capital Support Agreement for both Funds as of September 26, 2008. The Capital Support Agreement for the Money Market Fund provides a maximum contribution of $6 million and terminates on February 28, 2009. The Capital Support Agreement for the Institutional Money Market Fund provides a maximum contribution of $7 million and terminates on March 31, 2009.

Pursuant to each Capital Support Agreement, the Advisor is obligated to provide a capital contribution to a Fund if losses are realized by a Fund as a result of any of the following occurrences: (i) any sale of the Notes by a Fund for cash in an amount, after deduction of any commissions or similar transaction costs, less than the amortized cost value of the Note sold as of the date of settlement; (ii) the receipt of final payment on the Notes in an amount less than the amortized cost value of the Notes as of the date such payment is received; (iii) the issuance of orders by a court having jurisdiction over the matter discharging the issuer of the Notes from liability for the Notes and providing for payments on those Notes in an amount less than the amortized cost value of the Notes as of the date such payment is received; or (iv) the receipt of any security or other instrument in exchange for, or as a replacement of, the Notes as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Notes are exchanged for, or replaced with, new securities of the issuer or a third party and such new securities are or become "Eligible Securities," as defined in sub-paragraph (a)(10) of Rule 2a-7, and have a value that is less than the amortized cost of the Notes on the date a Fund receives the new securities. The amount of any capital contribution will be the amount necessary to maintain a Fund's market-based NAV per share at $0.995.

The Advisor does not have its own credit rating, but the Advisor's commitment under the Capital Support Agreement is guaranteed by one or more guaranties provided by The Western and Southern Life Insurance Company, an Ohio-domiciled life insurance company of which the Advisor is an indirect wholly-owned subsidiary (the "Guarantor"). If the Advisor fails to make a capital contribution to the Fund pursuant to the Capital Support Agreement, the Guarantor will make the payments pursuant to the relevant guaranty. These guaranties would be issued at the expense of the Advisor for the benefit of the Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

During the term of each Capital Support Agreement, the Guarantor's obligations are supported by a segregated account established by the Guarantor at a qualified custodian under section 17(f) of the 1940 Act. Each segregated account has been established for the benefit of each Fund and consists of cash or cash equivalent securities equal to the maximum contribution amount under each Capital Support Agreement, as such amount may be reduced by any capital contributions previously made by the Advisor or the Guarantor. The assets of each segregated account are available to the respective supported Fund by means of a transfer initiated by the Fund without the requirement of further action or consent by the Advisor or the Guarantor. The Fund will make a withdrawal from the segregated account if the Advisor fails to make a capital contribution when due under the Capital Support Agreement.

The following table summarizes the Notes and their amortized cost value, fair value, and unrealized depreciation as of September 30, 2008:

                                                                PRINCIPAL        AMORTIZED            FAIR          UNREALIZED
DESCRIPTION                                                     AMOUNT ($)        COST ($)          VALUE ($)    DEPRECIATION ($)
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
      Wachovia Corp, 6.000%, 10/30/08                             629,000           629,656         622,615             (7,041)
      SouthTrust Bank (Wachovia) NA, 7.000%, 11/15/08           1,400,000         1,405,019       1,385,663            (19,356)
      Wachovia Corp, 5.625%, 12/15/08                           3,360,000         3,372,597       3,292,837            (79,760)
      Wachovia Bank NA FRN, 3.250%, 12/26/08                      200,000           198,761         198,761                  0
      Morgan Stanley, 3.875%, 1/15/09                           5,060,000         5,059,668       4,655,291           (404,377)
      Wachovia Corp, 6.375%, 1/15/09                            1,050,000         1,057,379       1,009,738            (47,641)
      Wachovia Corp, 6.150%, 3/15/09                            1,040,000         1,050,000         956,803            (93,197)

MONEY MARKET FUND
      Wachovia Corp, 6.000%, 10/30/08                             700,000           700,672         692,894             (7,778)
      SouthTrust Bank (Wachovia) NA, 7.000%, 11/15/08           1,600,000         1,605,804       1,583,614            (22,190)
      Wachovia Bank NA, 5.800%, 12/1/08                           100,000           100,328          98,966             (1,362)
      Wachovia Corp, 5.625%, 12/15/08                           1,835,000         1,842,294       1,798,320            (43,974)
      Morgan Stanley, 3.875%, 1/15/09                           5,100,000         5,097,998       4,692,092           (405,906)
      Wachovia Corp, 6.375%, 2/1/09                               490,000           493,732         470,186            (23,546)
      Wachovia Corp, 3.625%, 2/17/09                              120,000           119,830         113,938             (5,892)

In addition, the fair value of the Agreement was $0 as of September 30, 2008.

9. SUBSEQUENT EVENTS

During a meeting held August 14, 2008 of the Board of Trustees, the Trustees unanimously approved the liquidation of the U.S. Government Money Market Fund. On October 31, 2008 all outstanding shares of the U.S. Government Money Market Fund were redeemed as part of the liquidation of the Fund and all operations ceased on this date.

During a meeting held October 7, 2008 of the Board of Trustees, the Trustees unanimously approved the Institutional Money Market and Money Market Fund's participation in the Treasury Department Temporary Guarantee Program.

--------------------------------------------------------------------------------
Portfolio of Investments
Core Bond Fund - September 30, 2008
--------------------------------------------------------------------------------

                                                                  MARKET
     SHARES                                                       VALUE
--------------------------------------------------------------------------------

                PREFERRED STOCKS -- 0.0%
        12,000  Freddie Mac                                $              19,560
--------------------------------------------------------------------------------

    PRINCIPAL                                                     MARKET
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                CORPORATE BONDS -- 32.6%
$      455,000  Countrywide Home Loan,
                  4.125%, 9/15/09                          $             418,463
       275,000  Williams Companies Inc 144a,
                  6.375%, 10/1/10                                        269,500
       425,000  Prologis, 5.250%, 11/15/10                               423,798
       275,000  Mohawk Industries Inc,
                  5.750%, 1/15/11                                        263,107
       275,000  Deutsche Telecom, 5.375%, 3/23/11                        267,875
       250,000  Kroger Company, 6.800%, 4/1/11                           257,420
       350,000  XSTRATA Finance Canada 144a,
                  5.500%, 11/16/11                                       341,229
       265,000  BAE Systems Holdings Inc 144a,
                  6.400%, 12/15/11                                       273,889
       235,000  Morgan Stanley, 5.625%, 1/9/12                           163,846
       170,000  Donnelley (R.R.) & Sons,
                  5.625%, 1/15/12                                        164,028
       220,000  Federated Retail Holding,
                  5.350%, 3/15/12                                        202,596
       310,000  Time Warner Inc, 6.875%, 5/1/12                          307,364
        61,600  Dow Jones CDX HY 8-T1 144a,
                  7.625%, 6/29/12                                         56,287
       400,000  American General Finance,
                  4.875%, 7/15/12                                        213,988
       350,000  KeyBank NA, 5.500%, 9/17/12                              273,137
       335,000  Kraft Foods Inc, 6.000%, 2/11/13                         332,948
       265,000  NiSource Finance Corp,
                  6.150%, 3/1/13                                         256,500
       250,000  Citigroup Inc, 5.500%, 4/11/13                           218,215
       345,000  American Express Credit Corp,
                  5.875%, 5/2/13                                         317,969
       345,000  Canadian Pacific Railroad
                  Company, 5.750%, 5/15/13                               334,846
       325,000  Arcelormittal 144a, 5.375%, 6/1/13                       307,027
       235,000  Nucor Corp, 5.000%, 6/1/13                               230,209
     1,880,000  Dow Jones CDX HY 10-T 144a,
                  8.875%, 6/29/13                                      1,682,599
       405,000  Time Warner Cable Inc,
                  6.200%, 7/1/13                                         392,910
       380,000  CRH America Inc, 5.300%, 10/15/13                        346,324
       420,000  KFW, 4.000%, 10/15/13                                    423,313
       305,000  Brandywine Operating
                  Partnership, 5.400%, 11/1/14                           257,774
       275,000  Rogers Wireless Inc, 7.500%, 3/15/15                     279,535
       250,000  Southern Power Company,
                  4.875%, 7/15/15                                        227,016
       330,000  Viacom Inc, 6.250%, 4/30/16                              297,201
       245,000  Avalonbay Communities,
                  5.750%, 9/15/16                                        213,961
       290,000  WEA Finance/WCI Finance 144a,
                  5.700%, 10/1/16                                        249,848
       320,000  Centerpoint Energy Inc,
                  5.950%, 2/1/17                                         269,834
       230,000  Enel Finance International 144a,
                  6.250%, 9/15/17                                        228,825
       150,000  AT&T Inc, 5.500%, 2/1/18                                 133,578
       350,000  Norfolk Southern Corp,
                  5.750%, 4/1/18                                         337,366
       330,000  John Deere Capital Corp,
                  5.350%, 4/3/18                                         299,159
       275,000  Caterpillar Financial Services
                  Corp, 5.450%, 4/15/18                                  246,025
       415,000  General Electric Capital Corp,
                  5.625%, 5/1/18                                         350,790
       225,000  Detroit Edison Company,
                  5.600%, 6/15/18                                        209,425
       230,000  XTO Energy Inc, 5.500%, 6/15/18                          203,306
       330,000  Rio Tinto Finance USA Ltd,
                  6.500%, 7/15/18                                        312,051
       225,000  Spectra Energy Capital,
                  8.000%, 10/1/19                                        233,491
       175,000  Encana Corp, 6.500%, 8/15/34                             139,983
       210,000  Midamerican Energy Holdings,
                  6.125%, 4/1/36                                         176,627
       275,000  AT&T Inc, 6.800%, 5/15/36                                242,349
       265,000  Lockheed Martin Corp,
                  6.150%, 9/1/36                                         252,451
       260,000  Baltimore Gas & Electric,
                  6.350%, 10/1/36                                        206,395
       210,000  Plains All American Pipeline,
                  6.650%, 1/15/37                                        172,016
       225,000  Pacific Gas & Electric,
                  5.800%, 3/1/37                                         191,923
       275,000  Verizon Communications,
                  6.250%, 4/1/37                                         226,580
       200,000  Astrazeneca PLC, 6.450%, 9/15/37                         191,230
       270,000  American Water Capital Corp,
                  6.593%, 10/15/37                                       241,188
       270,000  McDonald's Corp, 6.300%, 10/15/37                        261,954
       300,000  Wal-Mart Stores Inc, 6.200%, 4/15/38                     273,660
       280,000  Comcast Corp, 6.400%, 5/15/38                            223,986
       200,000  JPMorgan Chase, 6.400%, 5/15/38                          172,910
       150,000  Wachovia Capital Trust III,
                  5.800%, 3/15/42                                         63,000
       225,000  FPL Group Capital Inc,
                  6.350%, 10/1/66                                        178,254
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS                      $          16,303,078
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Core Bond Fund  (Continued)
--------------------------------------------------------------------------------

    PRINCIPAL                                                     MARKET
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                MORTGAGE-BACKED SECURITIES -- 55.2%
$      520,000  California State Teachers'
                  Retirement System 2002-C6,
                  4.674%, 11/20/14                         $             522,190
       286,006  FNMA, 4.500%, 6/1/18                                     281,800
       104,994  FNMA, 4.500%, 2/1/19                                     103,450
       786,847  First Horizon Mortgage
                  Pass-Thru Trust, 4.500%, 6/25/19                       727,341
        68,971  GNMA, 5.625%, 9/20/24                                     69,824
       114,967  FNMA, 7.000%, 9/1/27                                     122,008
        55,854  GNMA, 4.000%, 10/17/29                                    53,312
        19,169  FHLMC, 7.000%, 5/1/30                                     20,136
        24,933  FNMA, 8.000%, 5/1/30                                      27,010
         5,503  GNMA, 8.000%, 7/15/30                                      5,919
        88,580  FNMA, 7.500%, 1/1/31                                      95,688
        32,659  FNMA, 8.000%, 2/1/31                                      35,380
        32,443  FNMA, 6.500%, 6/1/31                                      33,294
       219,217  FNMA, 6.500%, 7/1/31                                     224,964
       161,921  FNMA, 6.500%, 6/1/32                                     167,359
        87,942  FNMA, 6.500%, 8/1/32                                      90,866
       522,047  FHLMC, 6.500%, 9/1/32                                    539,473
        37,388  FNMA Pool #656118, 6.500%, 9/1/32                         38,631
       261,254  FNMA Pool #661320, 6.500%, 9/1/32                        269,940
       132,857  FNMA, 7.000%, 4/1/33                                     138,971
       123,850  FHLMC, 5.500%, 5/1/33                                    123,561
       395,278  FHLMC, 5.000%, 6/1/33                                    386,276
       118,457  FNMA, 6.000%, 7/1/33                                     120,545
       114,392  FHLMC, 5.000%, 8/1/33                                    111,787
       522,074  FNMA, 4.500%, 8/1/33                                     495,920
       480,346  FNMA, 5.500%, 8/1/33                                     480,428
       586,564  Impac Secured Assets
                  Corp 2003-2, 5.500%, 8/25/33                           496,930
       407,276  FNMA, 5.500%, 10/1/33                                    407,345
       258,519  FNMA Pool #697255, 5.000%, 10/1/33                       252,713
       228,435  FNMA Pool #744178, 5.000%, 10/1/33                       223,304
       180,000  FNMA, 5.000%, 11/1/33                                    175,957
     1,008,306  Wells Fargo Mortgage Backed
                  Securities Trust, 4.935%, 2/25/34                      889,277
     1,300,000  Deutsche Alt-A Securities Inc
                  Mortgage Loan Trust, 5.250%, 6/25/35                 1,109,317
       435,530  Residential Asset Securitization
                  Trust 2005, 5.500%, 6/25/35                            216,541
     1,409,326  CS First Boston Mortgage
                  Securities Corp, 5.000%, 7/25/35                     1,381,686
       518,797  FNMA Pool #797649, 6.000%, 9/1/35                        526,238
       594,677  FNMA Pool #255959, 6.000%, 10/1/35                       597,278
     1,367,340  CS First Boston Mortgage
                  Securities Corp, 5.500%, 10/25/35                    1,158,394
       638,976  Structured Asset Securities
                  Corp, 5.500%, 10/25/35                                 534,943
       663,983  Washington Mutual Mortgage
                  Pass-Thru Certificates,
                  5.500%, 11/25/35                                       622,712
       419,154  Structured Adjustable Rate Mortgage
                  Loan 2005-23, 5.450%, 1/25/36                          262,793
       332,385  Residential Funding Mtg Sec I,
                  5.750%, 2/25/36                                        327,337
       909,480  FNMA, 5.502%, 4/1/36                                     920,108
       630,668  Residential Asset Securitization
                  Trust 2006-A1, 6.000%, 4/25/36                         571,374
       398,104  FNMA, 6.000%, 5/1/36                                     403,690
       550,000  CS First Boston Mortgage
                  Securities Corp, 5.113%, 7/15/36                       507,202
     1,000,000  GE Capital Commercial
                  Mortgage Corp, 5.349%, 8/11/36                         970,317
       967,254  Countrywide Asset Backed
                  Certificates, 6.018%, 11/25/36                         385,870
     1,918,787  FHLMC, 6.000%, 12/1/36                                 1,944,206
       422,204  FNMA, 5.500%, 1/1/37                                     421,353
       475,365  FNMA, 5.000%, 3/1/37                                     463,499
        89,323  FNMA, 6.500%, 8/1/37                                      91,687
       749,407  FNMA, 5.000%, 5/1/38                                     730,700
     1,242,569  FNMA, 5.500%, 7/1/38                                   1,240,062
       995,567  FNMA, 6.000%, 8/1/38                                   1,009,379
       888,859  GE Capital Commercial
                  Mortgage Corp, 3.915%, 11/10/38                        865,652
       875,000  Bear Stearns Commercial
                  Mortgage Securities Inc
                  2007-PW16, 5.713%, 6/11/40                             753,870
       875,000  Bear Stearns Commercial
                  Mortgage Securities Inc
                  2005-PWR9, 4.871%, 9/11/42                             783,630
       135,000  Commercial Mortgage Pass-Thru
                  Certificates 2005-C6, 5.116%, 6/10/44                  122,230
     1,000,000  Morgan Stanley Mortgage
                  Loan Trust, 5.963%, 1/25/47                            598,681
       350,000  CW Capital Cobalt, 5.223%, 8/15/48                       298,616
--------------------------------------------------------------------------------
                TOTAL MORTGAGE-BACKED SECURITIES           $          27,550,964
--------------------------------------------------------------------------------

                                                                  MARKET
     SHARES                                                       VALUE
--------------------------------------------------------------------------------

                INVESTMENT FUND -- 4.0%
     2,018,922  Touchstone Institutional
                  Money Market Fund*                       $           2,018,922
--------------------------------------------------------------------------------

                TOTAL INVESTMENT SECURITIES -- 91.8%
                (Cost $50,085,423)                         $          45,892,524

                OTHER ASSETS IN
                EXCESS OF LIABILITIES -- 8.2%                          4,074,978
--------------------------------------------------------------------------------

                NET ASSETS -- 100.0%                       $          49,967,502
================================================================================

* Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
High Yield Fund - September 30, 2008
--------------------------------------------------------------------------------

    PRINCIPAL                                                     MARKET
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                CORPORATE BONDS -- 89.1%
$      518,000  Universal Hospital Services FRN,
                  8.288%, 11/30/08                         $             455,840
       514,000  Clear Channel Communications,
                  4.250%, 5/15/09                                        483,160
       728,000  CSC Holdings Inc, 8.125%, 7/15/09                        720,720
     1,175,000  Ford Motor Credit Company,
                  7.875%, 6/15/10                                        896,909
       200,000  Briggs & Stratton Corp,
                  8.875%, 3/15/11                                        196,000
       606,000  General Motors Acceptance Corp,
                  6.875%, 9/15/11                                        270,389
       778,000  Nalco Company, 7.750%, 11/15/11                          762,440
       200,000  Consol Energy Inc, 7.875%, 3/1/12                        199,000
     1,000,000  M/I Homes Inc, 6.875%, 4/1/12                            800,000
       370,000  Polyone Corp, 8.875%, 5/1/12                             351,500
     1,088,000  General Motors Acceptance
                  Corp, 6.625%, 5/15/12                                  460,624
     1,363,000  United Refining Company,
                  10.500%, 8/15/12                                     1,172,180
       510,000  US Oncology Inc, 9.000%, 8/15/12                         510,000
       500,000  Jefferson Smurfit Corp,
                  8.250%, 10/1/12                                        417,500
       251,000  Steel Dynamics Inc, 7.375%, 11/1/12                      229,665
        99,000  Lamar Media Corp, 7.250%, 1/1/13                          89,595
       352,000  Citizens Communications,
                  6.250%, 1/15/13                                        329,560
       350,000  Stewart Enterprises, 6.250%, 2/15/13                     322,000
        77,000  AES Corp 144a, 8.750%, 5/15/13                            77,385
       613,000  Centennial Communications
                  Corp, 10.125%, 6/15/13                                 606,870
       415,000  Edison Mission Energy,
                  7.500%, 6/15/13                                        398,400
       300,000  Texas Industries Inc, 7.250%, 7/15/13                    261,000
       400,000  Texas Industries Inc 144a,
                  7.250%, 7/15/13                                        348,000
       441,000  Windstream Corp, 8.125%, 8/1/13                          418,950
       543,000  Dex Media West, 9.875%, 8/15/13                          336,660
       773,000  Sungard Data Systems Inc,
                  9.125%, 8/15/13                                        695,700
       175,000  Ford Motor Credit Company,
                  7.000%, 10/1/13                                        107,547
       633,000  Res-Care Inc, 7.750%, 10/15/13                           595,020
       450,000  Nextel Communications,
                  6.875%, 10/31/13                                       306,000
       500,000  Stena AB, 7.500%, 11/1/13                                486,250
       306,000  Dex Media Inc, 8.000%, 11/15/13                          140,760
       358,000  United Rentals NA, 7.750%, 11/15/13**                    272,975
     1,223,000  Sabine Pass Lng LP, 7.250%, 11/30/13                     966,170
       652,000  Cenveo Corp, 7.875%, 12/1/13                             502,040
       850,000  Overseas Shipholding Group,
                  8.750%, 12/1/13                                        841,500
       429,000  Visant Holding Corp,
                  8.750%, 12/1/13                                        393,608
       868,000  Regency Energy Partners,
                  8.375%, 12/15/13                                       781,200
       405,000  Mirant North America LLC,
                  7.375%, 12/31/13                                       380,700
       644,000  Cincinnati Bell Inc, 8.375%, 1/15/14                     560,280
     1,000,000  K Hovnanian Enterprises,
                  6.500%, 1/15/14                                        590,000
       379,000  Sungard Data Systems Inc,
                  4.875%, 1/15/14                                        322,150
       823,000  Videotron Ltee, 6.875%, 1/15/14                          777,735
       620,000  NRG Energy Inc, 7.250%, 2/1/14                           575,050
       500,000  Station Casinos, 6.500%, 2/1/14                          147,500
       586,000  GCI Inc, 7.250%, 2/15/14                                 509,820
     1,006,000  Asbury Automotive Group,
                  8.000%, 3/15/14                                        706,715
     1,257,000  HCA Inc, 5.750%, 3/15/14                                 980,460
     1,195,000  US Concrete Inc, 8.375%, 4/1/14                          932,100
       187,000  Autonation Inc, 7.000%, 4/15/14                          162,690
       322,000  Glencore Funding LLC 144a,
                  6.000%, 4/15/14                                        303,939
       120,000  Virgin Media Finance PLC,
                  8.750%, 4/15/14                                        100,800
       101,000  WMG Acquisition Corp,
                  7.375%, 4/15/14                                         74,993
     1,197,000  Sensata Technologies BV,
                  8.000%, 5/1/14                                       1,011,465
       466,000  Iasis Healthcare, 8.750%, 6/15/14                        440,370
       128,000  Reliant Energy Inc, 7.625%, 6/15/14                      128,000
       323,000  Sealy Mattress Company,
                  8.250%, 6/15/14                                        253,555
       420,000  Foundation PA Coal Company,
                  7.250%, 8/1/14                                         405,300
       756,000  Fisher Communications Inc,
                  8.625%, 9/15/14                                        759,780
       120,000  NXP BV/NXP Funding LLC,
                  7.875%, 10/15/14                                        80,400
       554,000  Cricket Communications,
                  9.375%, 11/1/14                                        515,220
       401,000  Aramark Services Inc,
                  8.500%, 2/1/15                                         376,940
       670,000  Tube City IMS Corp, 9.750%, 2/1/15                       596,300
     1,016,000  Invacare Corp, 9.750%, 2/15/15                         1,016,000
       949,000  Novelis Inc, 7.250%, 2/15/15                             825,630
       750,000  Axcan Intermediate Holdings
                  144a, 9.250%, 3/1/15                                   742,500
     1,070,000  Holly Energy Partners LP,
                  6.250%, 3/1/15                                         856,000
       786,000  Valassis Communications,
                  8.250%, 3/1/15                                         542,340
       500,000  Meritage Homes Corp,
                  6.250%, 3/15/15                                        370,000
       368,000  Steel Dynamics Inc, 6.750%, 4/1/15                       316,480
       534,000  PNM Resources Inc, 9.250%, 5/15/15                       525,990
        53,000  Ventas Realty LP, 7.125%, 6/1/15                          52,603

--------------------------------------------------------------------------------
High Yield Fund  (Continued)
--------------------------------------------------------------------------------

    PRINCIPAL                                                     MARKET
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                CORPORATE BONDS -- 89.1% (CONTINUED)
$      250,000  Georgia-Pacific Corp, 7.700%, 6/15/15      $             228,750
     1,250,000  Beazer Homes USA, 6.875%, 7/15/15                        775,000
       187,000  Community Health Systems,
                  8.875%, 7/15/15                                        177,650
       554,000  Cricket Communications 144a,
                  10.000%, 7/15/15                                       529,070
       116,000  Lamar Media Corp, 6.625%, 8/15/15                         95,990
       348,000  Lamar Media Corp Ser B,
                  6.625%, 8/15/15                                        287,970
       729,000  Nell Af Sarl 144a, 8.375%, 8/15/15                       342,630
       958,000  First Data Corp 144a, 9.875%, 9/24/15                    752,030
       565,000  NXP BV/NXP Funding LLC,
                  9.500%, 10/15/15                                       290,975
       614,000  Hilcorp Energy 144a, 7.750%, 11/1/15                     528,040
        86,000  Ryerson Inc 144a, 12.000%, 11/1/15                        73,100
       620,000  Nuveen Investments Inc 144a,
                  10.500%, 11/15/15                                      477,400
       740,000  Gibraltar Industries Inc,
                  8.000%, 12/1/15                                        617,900
       926,000  Connacher Oil & Gas 144a,
                  10.250%, 12/15/15                                      888,960
       308,000  Helix Energy Solutions 144a,
                  9.500%, 1/15/16                                        287,980
       316,000  Copano Energy LLC, 8.125%, 3/1/16                        289,140
       667,000  Quebecor Media (Senior Notes),
                  7.750%, 3/15/16                                        583,625
       155,000  Quebecor Media (Senior
                  Unsecured Notes),
                  7.750%, 3/15/16                                        135,625
       650,000  Basic Energy Services,
                  7.125%, 4/15/16                                        578,500
       100,000  Transcont Gas Pipe Corp,
                  6.400%, 4/15/16                                         95,826
       972,000  DIRECTV Holdings 144a,
                  7.625%, 5/14/16                                        879,660
       525,000  Ace Hardware Corp 144a,
                  9.125%, 6/1/16                                         448,875
       131,000  Hilcorp Energy 144a, 9.000%, 6/1/16                      119,210
       204,000  Expedia Inc 144a, 8.500%, 7/1/16                         183,600
       719,000  Targa Resources Partners 144a,
                  8.250%, 7/1/16                                         618,340
       709,000  Windstream Corp, 8.625%, 8/1/16                          654,053
       317,000  Ashtead Capital Inc 144a,
                  9.000%, 8/15/16                                        272,620
     1,033,000  Berry Petroleum Company,
                  8.250%, 11/1/16                                        872,885
       208,000  Peabody Energy Corp,
                  7.375%, 11/1/16                                        199,680
       296,000  HCA Inc, 9.625%, 11/15/16                                281,200
       395,000  Stena AB, 7.000%, 12/1/16                                370,313
       856,000  United Auto Group Inc,
                  7.750%, 12/15/16                                       612,040
       120,000  Baldor Electric Company,
                  8.625%, 2/15/17                                        114,600
        36,000  American Axle & Mfg Inc,
                  7.875%, 3/1/17                                          19,080
        30,000  Asbury Automotive Group,
                  7.625%, 3/15/17                                         19,200
        30,000  General Cable Corp, 7.125%, 4/1/17                        27,000
     1,293,000  Advanced Medical Optics,
                  7.500%, 5/1/17                                       1,124,910
       491,000  Jarden Corp, 7.500%, 5/1/17**                            408,758
       310,000  Edison Mission Energy,
                  7.000%, 5/15/17                                        279,000
       614,000  Mueller Water Products,
                  7.375%, 6/1/17                                         485,060
       158,000  Service Corp International,
                  7.000%, 6/15/17                                        135,090
     1,563,000  Intergen NV 144a, 9.000%, 6/30/17                      1,562,999
       187,000  AES Corp, 8.000%, 10/15/17                               168,768
       153,000  R.H. Donnelley Corp, 8.875%, 10/15/17                     52,020
       125,000  MarkWest Energy Partners,
                  8.750%, 4/15/18                                        118,750
       533,000  Atlas Pipeline Partners 144a,
                  8.750%, 6/15/18                                        501,020
       648,000  Intl Paper Company,
                  7.950%, 6/15/18                                        636,732
       486,000  Moog Inc 144a, 7.250%, 6/15/18                           466,560
       400,000  BE Aerospace Inc, 8.500%, 7/1/18                         388,000
       513,000  Dynegy Holdings Inc, 7.750%, 6/1/19                      410,400
       266,000  Forest Oil Corp, 7.250%, 6/15/19                         227,430
       805,008  Gazprom International 144a,
                  7.201%, 2/1/20                                         728,532
       525,000  Allied Waste Industries, 9.250%, 5/1/21                  540,750
       750,000  Ford Motor Company, 7.450%, 7/16/31                      322,500
       450,000  Sprint Capital Corp, 8.750%, 3/15/32                     351,000
       568,000  General Motors, 8.375%, 7/15/33                          227,200
       800,000  Ava Capital Trust III, 6.500%, 4/1/34                    766,857
     1,500,000  Enterprise Products, 8.375%, 8/1/66                    1,390,454
       917,000  Teppco Partners LP, 7.000%, 6/1/67                       769,821
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS                      $          59,934,050
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
High Yield Fund  (Continued)
--------------------------------------------------------------------------------

                                                                  MARKET
     SHARES                                                       VALUE
--------------------------------------------------------------------------------

                INVESTMENT FUNDS -- 4.5%
     2,297,791  Touchstone Institutional
                  Money Market Fund*                       $           2,297,791
       720,287  BBH Investment Fund (A)                                  720,287
--------------------------------------------------------------------------------
                TOTAL INVESTMENT FUNDS                     $           3,018,078
--------------------------------------------------------------------------------

                TOTAL INVESTMENT SECURITIES -- 93.6%
                (Cost $73,975,141)                         $          62,952,128

                OTHER ASSETS IN
                EXCESS OF LIABILITIES -- 6.4%                          4,317,426
--------------------------------------------------------------------------------

                NET ASSETS -- 100.0%                       $          67,269,554
================================================================================

* Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

** All or a portion of the security is on loan. The total value of securities on loan, as of September 30, 2008, was $674,915.

(A)   Represents collateral for securities loaned.

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Institutional Money Market Fund - September 30, 2008
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                CORPORATE BONDS -- 24.8%
$      250,000  Comerica Bank, 6.000%, 10/1/08             $             250,000
       369,000  Wal-Mart Stores, 3.375%, 10/1/08                         369,000
     2,000,000  American Express Credit Corp
                  FRN, 2.547%, 10/6/08                                 1,983,458
       600,000  American General Finance
                  (AIG) FRN, 2.811%, 10/9/08                             596,347
     5,052,000  General Electric Capital
                  Corp, 3.600%, 10/15/08                               5,047,577
       911,000  JPMorgan Chase, 5.750%, 10/15/08                         911,809
       135,000  Merrill Lynch & Company,
                  6.250%, 10/15/08                                       135,057
     3,310,000  Suntrust Banks, 4.000%, 10/15/08                       3,310,042
     4,250,000  Toronto Dominion Bank NY,
                   6.150%, 10/15/08                                    4,254,683
       430,000  ASIF Global Financing XXIII
                  144a, 3.900%, 10/22/08                                 429,660
       300,000  Merrill Lynch & Company,
                  4.831%, 10/27/08                                       300,006
       629,000  Wachovia Corp, 6.000%, 10/30/08*                         629,656
     3,720,000  Associates Corp NA (Citigroup),
                  6.250%, 11/1/08                                      3,727,742
     2,300,000  JPMorgan Chase, 6.125%, 11/1/08                        2,303,077
     6,900,000  National Rural Utilities,
                  5.750%, 11/1/08                                      6,908,057
       690,000  Toronto Dominion Bank,
                  6.125%, 11/1/08                                        690,741
       250,000  Goldman Sachs Group Inc
                  FRN, 2.893%, 11/10/08                                  249,959
     7,085,000  Associates Corp (Citigroup),
                  6.875%, 11/15/08                                     7,107,370
     5,835,000  Citicorp, 6.375%, 11/15/08                             5,847,560
     5,250,000  HSBC Finance Corp,
                  6.500%, 11/15/08                                     5,267,479
     1,400,000  SouthTrust Bank (Wachovia)
                  NA, 7.000%, 11/15/08*                                1,405,019
       500,000  HSBC Finance Corp, 6.470%, 11/17/08                      500,906
       500,000  Procter & Gamble FRN,
                  3.029%, 11/19/08                                       501,204
     2,000,000  Bank of America NA FRN,
                  2.810%, 11/27/08                                     1,998,303
     1,000,000  Bayerische Landesbank NY,
                  5.875%, 12/1/08                                      1,003,871
       700,000  National Rural Utilities,
                  5.750%, 12/1/08                                        702,764
     3,000,000  Credit Suisse FB USA Inc FRN,
                  2.944%, 12/9/08                                      2,998,747
     1,000,000  Procter & Gamble FRN,
                  2.844%, 12/9/08                                      1,000,000
       675,000  HSBC Finance Corp, 4.125%, 12/15/08                      675,291
     1,000,000  HSBC Finance Corp, 4.950%, 12/15/08                    1,000,633
       100,000  Procter & Gamble, 3.500%, 12/15/08                       100,087
     1,500,000  Toyota Motor Credit,
                  5.500%, 12/15/08                                     1,508,287
      500,000  US Bank NA, 5.700%, 12/15/08                             502,286
     3,360,000  Wachovia Corp, 5.625%, 12/15/08*                       3,372,597
       200,000  Wachovia Bank NA FRN,
                  3.250%, 12/26/08*                                      198,761
       500,000  General Electric Capital Corp,
                  9.180%, 12/30/08                                       507,618
     2,020,000  Caterpillar Financial Services
                  Corp, 3.450%, 1/15/09                                2,021,883
       600,000  Fleet National Bank (Bank of
                  America), 5.750%, 1/15/09                              604,568
     1,406,000  JPMorgan Chase, 6.000%, 1/15/09                        1,415,345
       500,000  JPMorgan Chase, 6.250%, 1/15/09                          503,899
     5,060,000  Morgan Stanley, 3.875%, 1/15/09*                       5,059,668
     1,050,000  Wachovia Corp, 6.375%, 1/15/09*                        1,057,379
     1,290,000  JPMorgan Chase, 6.375%, 1/30/09                        1,302,473
       758,000  HSBC Finance Corp, 5.875%, 2/1/09                        763,548
       800,000  HSBC Finance Corp, 9.700%, 2/1/09                        815,805
     4,409,000  JPMorgan Chase, 6.000%, 2/15/09                        4,445,855
     2,700,000  PNC Funding Corp, 6.125%, 2/15/09                      2,724,217
     1,000,000  Bank One Corp (JPMorgan),
                  6.000%, 2/17/09                                      1,008,135
       250,000  General Electric Capital Corp,
                  4.000%, 2/17/09                                        249,715
       200,000  Bank of America Corp,
                  7.125%, 3/1/09                                         203,175
     1,000,000  Bank One Corp (JPMorgan),
                  9.875%, 3/1/09                                       1,023,672
     1,000,000  BNP Paribas NY, 6.875%, 3/1/09                         1,013,960
     1,000,000  Centura Bank (RBC),
                  6.500%, 3/15/09                                      1,009,256
     1,200,000  Citigroup Inc, 6.200%, 3/15/09                         1,214,415
     2,274,000  Int'l Lease Finance Corp (AIG),
                  6.375%, 3/15/09                                      2,294,771
     1,040,000  Wachovia Corp, 6.150%, 3/15/09*                        1,050,000
     2,000,000  Royal Bank of Scotland Group
                  PLC, 6.400%, 4/1/09                                  2,026,057
     1,000,000  General Electric Capital Corp,
                  4.150%, 4/14/09                                      1,005,507
       500,000  Deutsche Bank Financial,
                  7.500%, 4/25/09                                        511,299
     1,000,000  Royal Bank of Canada,
                  3.875%, 5/4/09                                       1,004,992
       200,000  General Electric Capital Corp,
                  8.875%, 5/15/09                                        205,679
     2,000,000  Credit Suisse FB USA Inc,
                  4.700%, 6/1/09                                       2,017,584
       500,000  Caterpillar Financial Services
                  Corp, 4.500%, 6/15/09                                  504,998
     2,100,000  General Electric Capital Corp,
                  3.250%, 6/15/09                                      2,096,584
     1,525,000  JPMorgan Chase, 7.125%, 6/15/09                        1,560,129
     3,000,000  American Express, 4.750%, 6/17/09                      3,013,367
     1,335,000  Procter & Gamble 144a,
                  5.300%, 7/6/09                                       1,347,135

--------------------------------------------------------------------------------
Institutional Money Market Fund  (Continued)
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                CORPORATE BONDS -- 24.8% (CONTINUED)
$      500,000  American Express Centurion,
                  4.375%, 7/30/09                          $             501,920
       500,000  Northern Trust Company,
                  7.100%, 8/1/09                                         515,493
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS                      $         114,388,137
--------------------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 32.1%
    98,420,000  FHLB Discount Note, 10/1/08                           98,419,999
    50,000,000  FHLB Discount Note, 10/7/08                           49,999,167
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS                         $         148,419,166
--------------------------------------------------------------------------------

                VARIABLE RATE DEMAND NOTES -- 28.7%
       300,000  Central Concrete Supermix
                  (LOC: Suntrust Bank),
                  6.500%, 10/1/08                                        300,000
     1,500,000  Decatur AL Indl Dev Bd Envir
                  Facs Rev (Amoco Chem Co),
                  4.550%, 10/1/08                                      1,500,000
     1,200,000  Florence Co SC Solid Waste
                  (Carolina Inc PJ) (LOC: Deutsche
                  Bank), 4.600%, 10/1/08                               1,200,000
       960,000  Lee Co GA Dev Auth Rev (B & B
                  Dealership) (LOC: Suntrust Bank),
                  6.550%, 10/1/08                                        960,000
     4,600,000  Mason City Clinic (LOC: Wells
                  Fargo Bank), 9.030%, 10/1/08                         4,600,000
        30,000  Santa Clara Co CA Hsg Auth
                  MFH Rev (Willows) (LOC: Union
                  Bank CA), 9.000%, 10/1/08                               30,000
     2,925,000  Yuengling Beer Company Inc
                  (LOC: PNC Bank), 2.840%, 10/1/08                     2,925,000
       100,000  Alameda Co CA IDA Rev (Bema
                  Electronic) (LOC: Comerica
                  Bank), 5.000%, 10/2/08                                 100,000
       998,000  Alameda Co CA IDA Rev (Oakland
                  Pallet Inc) (LOC: Comerica Bank),
                  9.000%, 10/2/08                                        998,000
     2,710,000  Allied Services LLC (LOC: Fifth
                  Third Bank), 10.000%, 10/2/08                        2,710,000
       140,000  American Micro Products (LOC:
                  KeyBank), 10.000%, 10/2/08                             140,000
        30,000  Berea Children's Home (LOC: Key
                  Bank), 8.000%, 10/2/08                                  30,000
     2,200,000  Cincinnati Christ University
                  (LOC: US Bank), 8.750%, 10/2/08                      2,200,000
       290,000  CO HFA EDR (LOC: JPMorgan),
                  4.420%, 10/2/08                                        290,000
       315,000  Connelly / Brueshaber Partnership
                  (LOC: US Bank NA), 8.000%, 10/2/08                     315,000
        25,000  Coral Springs FL IDR (Brock
                  Supply Co-B) (LOC: Wachovia
                  Bank), 6.000%, 10/2/08                                  25,000
    13,855,000  Corp Finance Managers (LOC:
                  Wells Fargo Bank), 6.750%, 10/2/08                  13,855,000
     5,990,000  Crystal Clinic (LOC: FHLB),
                  10.000%, 10/2/08                                     5,990,000
     4,800,000  Cubba Capital II LLC (LOC: FHLB),
                  10.000%, 10/2/08                                     4,800,000
     1,210,000  Cuyahoga Co OH IDR (Generations)
                  (LOC: Charter One Bank),
                  3.510%, 10/2/08                                      1,210,000
    11,600,000  Driftwood Landing Corp
                  (LOC: National City Bank),
                  10.000%, 10/2/08                                    11,600,000
     1,240,000  Farley Investment Property
                  (LOC: US Bank NA), 8.000%, 10/2/08                   1,240,000
     4,690,000  First Church of Christ Inc Ser 06A
                  (LOC: FHLB), 8.000%, 10/2/08                         4,690,000
     2,835,000  First Church of Christ Inc Ser 06B
                  (LOC: FHLB), 8.000%, 10/2/08                         2,835,000
       500,000  FL HFC Rev (Waterford Pointe)
                  (LOC: FNMA), 8.500%, 10/2/08                           500,000
     8,100,000  Healthcare Network Property
                  (LOC: National City Bank),
                  10.000%, 10/2/08                                     8,100,000
       965,000  ID Hlth Facs (Portneuf Medical
                  Center) (LOC: Key Bank),
                  10.000%, 10/2/08                                       965,000
        35,000  Jackson Tube Service Inc (LOC:
                  Wachovia Bank), 6.050%, 10/2/08                         35,000
        30,000  Johnson Research & Development
                  (LOC: Wachovia Bank),
                  6.050%, 10/2/08                                         30,000
     3,000,000  LA Loc Govt Envir Facs CDA Rev
                  (LOC: LaSalle Bank),
                  7.150%, 10/2/08                                      3,000,000
     1,425,000  Laurel Grocery Company LLC
                  (LOC: US Bank), 8.000%, 10/2/08                      1,425,000
     3,500,000  Lexor Capital Group LLC
                  (LOC: FHLB), 10.000%, 10/2/08                        3,500,000
     1,025,000  Macatawa Capital (LOC:
                  Fifth Third Bank), 6.000%, 10/2/08                   1,025,000
       815,000  Mailender-Abel (LOC: PNC Bank),
                  8.000%, 10/2/08                                        815,000
     1,400,000  Miami-Dade Co FL IDA IDR
                  (Dolphins Stadium) (LOC:
                  Societe Generale), 9.750%, 10/2/08                   1,400,000
       500,000  Miami-Dade Co FL IDA IDR
                  (Dolphins Stadium) (LOC:
                  Societe Generale), 10.220%, 10/2/08                    500,000
     1,915,000  Miarko Inc (LOC: PNC Bank),
                  10.000%, 10/2/08                                     1,915,000
     3,827,000  Mill St Village LLC (LOC: FHLB),
                  10.000%, 10/2/08                                     3,827,000
     2,270,000  MRN New Gar Hotel Ltd (LOC:
                  US Bank NA), 10.000%, 10/2/08                        2,270,000

--------------------------------------------------------------------------------
Institutional Money Market Fund  (Continued)
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                VARIABLE RATE DEMAND NOTES -- 28.7%
                (CONTINUED)
$    1,800,000  Newport KY Indl Bldg Rev
                  (Aquarium Holdings PJ)
                  (LOC: Fifth Third Bank),
                  10.000%, 10/2/08                         $           1,800,000
     1,990,000  Odendton Baptist Church
                   (LOC: PNC Bank NA),
                  3.630%, 10/2/08                                      1,990,000
       100,000  Pittsburgh Technical Institute
                  (LOC: Wells Fargo Bank),
                  6.850%, 10/2/08                                        100,000
     1,200,000  Platte Co MO IDA Rev
                  (Complete Home) (LOC:
                  US Bank NA), 5.510%, 10/2/08                         1,200,000
        20,000  Pretasky Roach Property (LOC:
                  Wachovia Bank), 6.000%, 10/2/08                         20,000
     1,450,000  Redcay Funding LLC (LOC:
                  Suntrust Bank), 8.500%, 10/2/08                      1,450,000
     5,680,000  Roman Catholic Bishop San
                  Jose (LOC: Allied Irish Bank),
                  10.000%, 10/2/08                                     5,680,000
     1,900,000  SE Christian Church KY (LOC:
                  JPMorgan), 3.680%, 10/2/08                           1,900,000
     2,895,000  SGM Funding Corp (LOC: US
                  Bank), 8.000%, 10/2/08                               2,895,000
     2,910,000  Sheboygan Falls WI Indl Rev
                  (HTT Inc) (LOC: US Bank NA),
                  5.550%, 10/2/08                                      2,910,000
     4,700,000  Smith of Georgia LLC (LOC:
                  Fifth Third Bank), 10.000%, 10/2/08                  4,700,000
     1,760,000  Southwestern IL Dev Auth IDR
                  (Mattingly Lumber) (LOC: US
                  Bank NA), 5.580%, 10/2/08                            1,760,000
     1,800,000  Springside Corp Exchange
                  (LOC: US Bank), 10.000%, 10/2/08                     1,800,000
        10,000  Trust No B-2 (LOC: Wachovia
                  Bank), 6.000%, 10/2/08                                  10,000
     1,900,000  Upper IL Riv Vy Dev Auth IDR
                  (LOC: LaSalle Bank),
                  10.000%, 10/2/08                                     1,900,000
     3,250,000  WA St Hsg Fin Commn MFH
                  Rev (Lake City Apts) (LOC:
                  FHLMC), 10.000%, 10/2/08                             3,250,000
        50,000  Westchester Co NY IDA Rev
                  (WP Distributors) (LOC: First
                  Union National Bank),
                  6.000%, 10/2/08                                         50,000
     1,255,000  Westwood Baptist Church
                  (LOC: US Bank), 8.000%, 10/2/08                      1,255,000
       500,000  Wilmington Iron & Metal (LOC:
                  JPMorgan), 8.000%, 10/2/08                             500,000
     3,250,000  Winnebago Co IL Indl Dev (LOC:
                  FHLB), 5.530%, 10/2/08                               3,250,000
--------------------------------------------------------------------------------
                TOTAL VARIABLE RATE DEMAND NOTES           $         132,270,000
--------------------------------------------------------------------------------

                TAXABLE MUNICIPAL BONDS -- 5.4%
       500,000  McHenry Co IL Cmnty Unit
                  Sch Dist LTGO Ser C,
                  3.250%, 10/1/08                                        500,000
     2,300,000  Groton City CT UTGO BANS,
                  3.000%, 10/9/08                                      2,300,129
     6,600,000  Avon OH UTGO BANS,
                  4.650%, 11/26/08                                     6,604,954
       510,000  Chicago IL UTGO, 3.742%, 1/1/09                          510,000
     1,350,000  South Coast CA Loc Ed
                  Agy, 4.750%, 1/7/09                                  1,350,864
     3,300,000  New Bedford MA LTGO
                  BANS Ser B, 3.250%, 2/13/09                          3,303,100
     5,500,000  Franklin Co OH Spl Oblig
                  UTGO (Stadium Fac Proj),
                  4.250%, 3/13/09                                      5,503,559
     1,200,000  South Lebanon Village OH
                  Tax Increment Rev BANS
                  (LOC: LaSalle Bank),
                  4.000%, 4/29/09                                      1,200,000
     1,550,000  Gahanna - Jefferson City
                  Sch Dist OH LTGO BANS,
                  3.850%, 6/4/09                                       1,554,591
     1,200,000  ME St UTGO BANS,
                  3.450%, 6/17/09                                      1,200,406
     1,000,000  Butler Co OH LTGO BANS,
                  4.000%, 8/6/09                                       1,000,000
--------------------------------------------------------------------------------
                TOTAL TAXABLE MUNICIPAL BONDS              $          25,027,603
--------------------------------------------------------------------------------

                CERTIFICATES OF DEPOSITS/TIME DEPOSITS -- 5.8%
     9,500,000  Bank of Montreal-Chicago FRN,
                  3.191%, 10/22/08                                     9,500,000
     1,000,000  Comerica Bank FRN, 2.817%, 12/12/08                      999,017
     5,500,000  Bank of New York, 5.050%, 3/3/09                       5,534,189
     2,915,000  Suntrust Bank FRN, 2.802%, 6/2/09                      2,899,555
     7,800,000  Suntrust Bank, 4.415%, 6/15/09                         7,819,864
--------------------------------------------------------------------------------
                TOTAL CERTIFICATES OF
                DEPOSITS/TIME DEPOSITS                     $          26,752,625
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Institutional Money Market Fund  (Continued)
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                COMMERCIAL PAPER -- 1.1%
$      435,000  Fortis Bank, 2.670%, 10/8/08               $             434,774
       560,000  UBS Finance, 2.720%, 10/21/08                            559,154
     2,071,000  Charlotte NC COP dated
                  6/11/08 (Nascar Hall of Fame)
                  (LOC: KBC Bank NV), 3.400%, 3/4/09                   2,071,000
     2,000,000  Charlotte NC COP dated 6/17/08
                  (Nascar Hall of Fame) (LOC: KBC
                  Bank NV), 3.400%, 3/4/09                             2,000,000
--------------------------------------------------------------------------------
                TOTAL COMMERCIAL PAPER                     $           5,064,928
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                REPURCHASE AGREEMENT -- 1.8%
$    8,104,000  BMO Capital Markets 1.00%
                  dated 09/30/08 due 10/01/08
                  repurchase proceeds $8,104,225.11
                  (Collateralized by $7,570,000 FHLB
                  5.50% due 07/15/36; fair value
                  $8,269,455.38)                           $           8,104,000
--------------------------------------------------------------------------------

                TOTAL INVESTMENT SECURITIES AND
                REPURCHASE AGREEMENT -- 99.7%
                (Amortized Cost $460,026,459)              $         460,026,459

                OTHER ASSETS IN
                EXCESS OF LIABILITIES -- 0.3%                          1,467,189
--------------------------------------------------------------------------------

                NET ASSETS -- 100.0%                        $        461,493,648
================================================================================

Capital Support Agreement - See footnote 8 in notes to financial statements.

 ISSUER                               EXPIRATION DATE         VALUE ($)
--------------------------------------------------------------------------------
 Touchstone Advisors, Inc.            March 31, 2009          $      0

* Security is covered by a Capital Support Agreement with Touchstone Advisors, Inc. as discussed more fully in the notes to financial statements.

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Money Market Fund - September 30, 2008
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                CORPORATE BONDS -- 27.7%
$      600,000  Comerica Bank, 6.000%, 10/1/08             $             600,000
       140,000  Wal-Mart Stores, 3.375%, 10/1/08                         140,000
       250,000  Deutsche Bank Trust Corp,
                  6.000%, 10/15/08                                       250,250
       870,000  General Electric Capital
                  Corp, 3.600%, 10/15/08                                 869,911
       465,000  HSBC Finance Corp,
                  5.875%, 10/15/08                                       465,406
       350,000  JPMorgan Chase, 5.750%, 10/15/08                         350,296
       200,000  Merrill Lynch & Company,
                  6.375%, 10/15/08                                       200,146
     1,715,000  Suntrust Banks Inc, 4.000%, 10/15/08                   1,714,902
     1,500,000  Toronto Dominion Bank NY,
                  6.150%, 10/15/08                                     1,501,499
     2,000,000  American Express Centurion
                  FRN, 2.808%, 10/18/08                                1,982,547
       100,000  Merrill Lynch & Company,
                  4.831%, 10/27/08                                        99,981
       250,000  Fifth Third Bank FRN,
                  2.855%, 10/28/08                                       247,991
       200,000  American Express Credit Corp
                  FRN, 3.714%, 10/30/08                                  199,930
       700,000  Wachovia Corp, 6.000%, 10/30/08*                         700,672
     2,927,000  Associates Corp (Citigroup),
                  6.250%, 11/1/08                                      2,929,891
     1,800,000  JPMorgan Chase, 6.125%, 11/1/08                        1,802,474
     6,150,000  National Rural Utilities,
                  5.750%, 11/1/08                                      6,157,752
     1,900,000  Associates Corp (Citigroup)
                  NA, 6.875%, 11/15/08                                 1,906,927
     2,400,000  Citicorp, 6.375%, 11/15/08                             2,403,872
     2,150,000  HSBC Finance Corp,
                  6.500%, 11/15/08                                     2,155,608
     1,600,000  SouthTrust Bank (Wachovia)
                  NA, 7.000%, 11/15/08*                                1,605,805
       950,000  HSBC Finance Corp,
                  6.470%, 11/17/08                                       953,377
       500,000  Procter & Gamble FRN,
                  3.029%, 11/19/08                                       501,204
     1,000,000  Bank of America NA FRN,
                  2.810%, 11/27/08                                       999,151
       300,000  Bayerische Landesbank NY,
                  5.875%, 12/1/08                                        300,757
     1,000,000  Citigroup Inc, 10.000%, 12/1/08                        1,010,520
       100,000  Wachovia Bank NA, 5.800%, 12/1/08*                       100,328
     1,500,000  Credit Suisse FB USA Inc FRN,
                  2.944%, 12/9/08                                      1,499,415
     1,000,000  Procter & Gamble FRN,
                  2.844%, 12/9/08                                      1,000,000
       100,000  Citigroup Inc, 3.875%, 12/15/08                          100,058
       132,000  HSBC Finance Corp, 4.125%, 12/15/08                      132,076
     1,000,000  Toyota Motor Credit,
                  5.500%, 12/15/08                                     1,005,524
     1,835,000  Wachovia Corp, 5.625%, 12/15/08*                       1,842,294
       100,000  Goldman Sachs Group Inc
                  FRN, 3.294%, 12/22/08                                   99,799
       200,000  Goldman Sachs Group Inc
                  FRN, 3.250%, 12/23/08                                  199,572
       500,000  General Electric Capital Corp,
                  9.180%, 12/30/08                                       507,618
       971,000  JPMorgan Chase, 6.000%, 1/15/09                          977,672
       610,000  JPMorgan Chase, 6.250%, 1/15/09                          614,510
       200,000  JPMorgan Chase, 6.500%, 1/15/09                          201,557
     5,100,000  Morgan Stanley, 3.875%, 1/15/09*                       5,097,998
     1,500,000  JPMorgan Chase, 6.375%, 1/30/09                        1,514,179
     1,320,000  HSBC Finance Corp, 5.875%, 2/1/09                      1,326,524
       125,000  HSBC Finance Corp, 6.450%, 2/1/09                        126,019
     1,040,000  Republic New York Corp
                  (HSBC), 9.700%, 2/1/09                               1,057,140
       490,000  Wachovia Corp, 6.375%, 2/1/09*                           493,732
       425,000  Citigroup Inc, 3.625%, 2/9/09                            423,983
       500,000  Bank of America Corp,
                  5.875%, 2/15/09                                        504,091
     1,800,000  JPMorgan Chase, 6.000%, 2/15/09                        1,815,415
     1,830,000  PNC Funding Corp, 6.125%, 2/15/09                      1,846,639
       120,000  Wachovia Corp, 3.625%, 2/17/09*                          119,830
       130,000  Bank of America Corp, 7.125%, 3/1/09                     131,756
     1,110,000  BNP Paribas NY, 6.875%, 3/1/09                         1,125,470
     1,000,000  Centura Bank (RBC), 6.500%, 3/15/09                    1,009,256
       700,000  Citigroup Inc, 6.200%, 3/15/09                           708,445
       250,000  Bank of New York/Mellon,
                  3.250%, 4/1/09                                         249,509
     1,000,000  Royal Bank of Scotland Group
                  PLC, 6.400%, 4/1/09                                  1,013,746
       575,000  General Electric Capital Corp,
                  4.150%, 4/14/09                                        578,167
     1,010,000  Deutsche Bank Financial,
                  7.500%, 4/25/09                                      1,030,422
       100,000  US Bancorp, 5.300%, 4/28/09                              100,967
       500,000  Royal Bank of Canada, 3.875%, 5/4/09                     502,496
       375,000  Citigroup Inc, 5.960%, 5/15/09                           375,000
       523,000  Citigroup Inc, 10.000%, 5/15/09                          543,268
     2,997,000  Credit Suisse FB USA Inc,
                  4.700%, 6/1/09                                       3,021,497
       500,000  Caterpillar Financial Services
                  Corp, 4.500%, 6/15/09                                  504,998
     1,000,000  General Electric Capital Corp,
                  3.250%, 6/15/09                                        997,093
       233,000  General Electric Capital Corp,
                  4.000%, 6/15/09                                        233,486
     3,475,000  American Express, 4.750%, 6/17/09                      3,492,717
     1,000,000  Procter & Gamble 144a,
                  5.300%, 7/6/09                                       1,009,090
       400,000  American Express Centurion,
                  4.375%, 7/30/09                                        401,275
       500,000  Northern Trust Company,
                  7.100%, 8/1/09                                         515,493
--------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS                      $          72,200,993
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund  (Continued)
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.3%
$   28,077,000  FHLB Discount Note, 10/1/08                $          28,077,000
    25,000,000  FHLB Discount Note, 10/7/08                           24,999,584
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS                         $          53,076,584
--------------------------------------------------------------------------------

                VARIABLE RATE DEMAND NOTES -- 37.3%
       917,000  AK Indl Dev & Expt Auth
                  (LOC: Wells Fargo Bank NA),
                  5.710%, 10/1/08                                        917,000
       185,000  Alachua Co FL HFA MFH Rev
                  (Brookside Apts) (LOC: FNMA),
                  8.500%, 10/1/08                                        185,000
       600,000  Berks Co PA IDA Rev (LOC:
                  Wachovia Bank), 6.000%, 10/1/08                        600,000
     2,765,000  D & I Properties LLC (LOC:
                  Wells Fargo Bank), 5.000%, 10/1/08                   2,765,000
        10,000  Edmond OK EDA Student
                  Hsg Rev (LOC: Allied Irish
                  Bank), 4.000%, 10/1/08                                  10,000
       220,000  FL HFC Rev (Valencia) (LOC:
                  FNMA), 8.500%, 10/1/08                                 220,000
       670,000  Goson Project (LOC: FHLB),
                  10.000%, 10/1/08                                       670,000
     5,000,000  Legacy Park LLC (LOC: Fifth
                  Third Bank), 10.000%, 10/1/08                        5,000,000
     1,000,000  Mason City Clinic (LOC: Wells
                  Fargo Bank), 9.030%, 10/1/08                         1,000,000
     1,000,000  TKBF LLC FRN (LOC: Fifth Third
                  Bank), 10.000%, 10/1/08                              1,000,000
     2,635,000  20/20 Custom Molded Plastics
                  (LOC: National City Bank),
                  10.000%, 10/2/08                                     2,635,000
     3,200,000  Agra Enterprises LLC (LOC:
                  US Bank NA), 8.000%, 10/2/08                         3,200,000
       850,000  Brooklake Community Church
                  (LOC: Key Bank), 10.000%, 10/2/08                      850,000
       585,000  Brundidge AL Combined
                  Utilities Rev (LOC: SouthTrust
                  Bank), 3.930%, 10/2/08                                 585,000
       730,000  CA Infra & Econ Dev Bk IDR
                  (Studio Moulding) (LOC:
                  Comerica Bank), 4.450%, 10/2/08                        730,000
       323,400  Campus Research Corp (LOC:
                  Wells Fargo Bank), 6.900%, 10/2/08                     323,400
       465,000  Carmel IN IDR (Telamon Corp)
                  (LOC: LaSalle Bank), 6.150%, 10/2/08                   465,000
       430,000  Carmel IN IDR (Telamon Corp)
                  Ser 1996 B (LOC: LaSalle Bank),
                  6.150%, 10/2/08                                        430,000
       775,000  Century Motors Acura (Elizabeth
                  Connelley Trust) (LOC: US Bank
                  NA), 8.000%, 10/2/08                                   775,000
       145,000  CO HFA Mfg Rev (Ready Foods
                  PJ-B-1) (LOC: US Bank NA),
                  8.300%, 10/2/08                                        145,000
       700,000  CO HFA Mfg Rev (Ready
                  Foods PJ-B-2) (LOC: US Bank
                  NA), 8.300%, 10/2/08                                   700,000
       195,000  Connelly & Brueshaber #1
                  (LOC: US Bank NA),
                  8.000%, 10/2/08                                        195,000
       135,000  Connelly / Brueshaber
                  Partnership (LOC: US Bank NA),
                  8.000%, 10/2/08                                        135,000
     3,700,000  Corp Finance Managers (LOC:
                  Wells Fargo Bank), 6.750%, 10/2/08                   3,700,000
        10,000  Culbertson James & Les (LOC:
                  Key Bank), 10.000%, 10/2/08                             10,000
     1,443,000  Fairway LLC (LOC: Mellon
                  Bank), 4.000%, 10/2/08                               1,443,000
       435,000  Ferriot Inc (LOC: FHLB),
                  10.000%, 10/2/08                                       435,000
       583,000  Fitch Denney Funeral Home
                  (LOC: FHLB), 10.000%, 10/2/08                          583,000
       440,000  FL HFC MFH (Avalon Reserve)
                  (LOC: FNMA), 8.500%, 10/2/08                           440,000
     1,890,000  Ft Mitchell Station (LOC: Fifth
                  Third Bank), 8.000%, 10/2/08                         1,890,000
     1,000,000  Genoa Medical Development
                  (LOC: Fifth Third Bank),
                  10.000%, 10/2/08                                     1,000,000
     3,460,000  Grasshopper Investments 144a
                  (LOC: US Bank NA), 8.000%, 10/2/08                   3,460,000
     1,400,000  JL Capital One LLC (LOC: Wells
                  Fargo Bank), 6.850%, 10/2/08                         1,400,000
       350,000  La Crosse WI IDR (GGP Inc) (LOC:
                  Wells Fargo Bank NA), 6.850%, 10/2/08                  350,000
       455,000  Lake Oswego OR Redev Agy Tax
                  Incrmnt Rev (LOC: Wells
                  Fargo Bank), 6.750%, 10/2/08                           455,000
     2,190,000  Livingston CO NY IDA Civic Fac
                  Rev (LOC: HSBC), 8.250%, 10/2/08                     2,190,000
        80,000  Maine Fin Auth IDR (Crobb Box
                  Co) (LOC: Key Bank NA),
                  8.000%, 10/2/08                                         80,000
     2,755,000  Malsbary Medical LLC (LOC:
                  US Bank NA), 8.000%, 10/2/08                         2,755,000
        25,000  Max Daetwyler Corp (LOC:
                  Wachovia Bank), 6.100%, 10/2/08                         25,000
       370,000  MBE Investment Company
                  LLC (LOC: FHLB), 10.000%, 10/2/08                      370,000
       950,000  MI St Hsg Dev Auth Multi-Family
                  Rev (Canterbury Apts) (LOC:
                  FHLB), 6.100%, 10/2/08                                 950,000
     1,979,000  Mill St Village LLC (LOC: FHLB),
                  10.000%, 10/2/08                                     1,979,000

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                VARIABLE RATE DEMAND NOTES -- 37.3%
                (CONTINUED)
$      760,000  Montgomery Co NY IDA Rev
                  (CNB Fin Corp) (LOC: FHLB),
                  8.250%, 10/2/08                          $             760,000
     7,395,000  Mountain Agency Inc (LOC:
                  US Bank NA), 10.000%, 10/2/08                        7,395,000
       345,000  New York NY IDA Civic Fac Rev
                  (LOC: HSBC), 4.420%, 10/2/08                           345,000
       300,000  New York NY IDA Civic Fac Rev
                  (LOC: HSBC), 8.250%, 10/2/08                           300,000
     1,850,000  NGSP Inc (LOC: Bank of America),
                  6.000%, 10/2/08                                      1,850,000
       965,000  Oklahoma Co OK Fin Auth IDR
                  (Factory Direct) (LOC: Bank One),
                  10.000%, 10/2/08                                       965,000
     1,230,000  Pittsburgh Technical Institute
                  (LOC: Wells Fargo Bank),
                  6.850%, 10/2/08                                      1,230,000
     1,660,000  Progress Industrial Properties
                  (LOC: FHLB), 10.000%, 10/2/08                        1,660,000
     1,215,000  Schmitz Ready Mix Inc (LOC: US
                  Bank NA), 8.400%, 10/2/08                            1,215,000
     4,760,000  Shehata Said & Shehata (LOC:
                  Wells Fargo Bank), 10.000%, 10/2/08                  4,760,000
     4,895,000  Springfield MO Redev Auth Rev
                  (Univ Plaza Hotel) (LOC: Bank
                  of America), 3.630%, 10/2/08                         4,895,000
       910,000  Stonehedge Enterprises (LOC:
                  FHLB), 10.000%, 10/2/08                                910,000
        60,000  Suffolk Co NY IDR Civic Fac (LOC:
                  JPMorgan), 4.420%, 10/2/08                              60,000
       100,000  Terre Haute IN Intl Arprt Auth Rev
                  (Tri Aerospace) (LOC: Northern
                  Trust), 3.930%, 10/2/08                                100,000
       855,000  TKBMN LLC (LOC: FHLB),
                  10.000%, 10/2/08                                       855,000
       485,000  VT HFA Student Hsg (West
                  Block) (LOC: Bank of Nova
                  Scotia), 8.500%, 10/2/08                               485,000
       526,000  WAI Enterprises LLC (LOC: FHLB),
                  8.000%, 10/2/08                                        526,000
       600,000  Washington MO IDA Indl Rev
                  (LOC: US Bank NA), 5.550%, 10/2/08                     600,000
     1,220,000  West Covina CA PFA Tax
                  Allocation Rev (LOC: Allied
                  Irish Bank), 4.420%, 10/2/08                         1,220,000
       595,000  West Point Market Inc (LOC:
                  FHLB), 10.000%, 10/2/08                                595,000
       500,000  Westgate Investment Fund
                  (LOC: Wells Fargo Bank),
                  6.750%, 10/2/08                                        500,000
        95,000  Wilmington Iron & Metal
                  Company (LOC: JPMorgan),
                  8.000%, 10/2/08                                         95,000
       740,000  Windsor Med Ctr (LOC: FHLB),
                  10.000%, 10/2/08                                       740,000
       670,000  WWMT Ltd (LOC: FHLB),
                  10.000%, 10/2/08                                       670,000
     3,285,000  Yankee Hill Housing LP (LOC: Wells
                  Fargo Bank), 6.750%, 10/2/08                         3,285,000
     2,300,000  Diaz-Upton LLC (LOC: State Street
                  Bank), 6.050%, 10/3/08                               2,300,000
     2,460,000  Lee Family Partnership
                  (LOC: FHLB), 10.000%, 10/3/08                        2,460,000
     9,295,000  CFM International Inc (GTD:
                  General Electric), 4.900%, 10/6/08                   9,295,000
        35,000  208 Associates LLC (LOC:
                  Key Bank), 10.000%, 10/9/08                             35,000
--------------------------------------------------------------------------------
                TOTAL VARIABLE RATE DEMAND NOTES           $          97,156,400
--------------------------------------------------------------------------------

                TAXABLE MUNICIPAL BONDS -- 6.5%
     1,400,000  Groton City CT UTGO BANS,
                  3.000%, 10/9/08                                      1,400,079
     1,000,000  Avon OH BANS (Mun Bldg),
                  4.650%, 11/26/08                                     1,000,751
     3,600,000  Avon OH UTGO BANS,
                  4.650%, 11/26/08                                     3,602,701
       380,000  Pataskala OH LTGO BANS,
                  6.250%, 12/18/08                                       380,588
       900,000  South Coast CA Loc Ed
                  Agy, 4.750%, 1/7/09                                    900,576
     2,700,000  New Bedford MA LTGO BANS
                  Ser B, 3.250%, 2/13/09                               2,702,537
     3,300,000  Franklin Co OH Spl Oblig
                  UTGO (Stadium Fac Proj),
                  4.250%, 3/13/09                                      3,302,135
       700,000  South Lebanon Village OH
                  Tax Increment Rev BANS
                  (LOC: LaSalle Bank), 4.000%, 4/29/09                   700,000
     1,000,000  Gahanna-Jefferson City Sch
                  Dist OH LTGO BANS,
                  3.850%, 6/4/09                                       1,002,962
     1,000,000  ME St UTGO BANS, 3.450%, 6/17/09                       1,000,338
     1,000,000  Butler Co OH LTGO
                  BANS, 4.000%, 8/6/09                                 1,000,000
--------------------------------------------------------------------------------
                TOTAL TAXABLE MUNICIPAL BONDS              $          16,992,667
--------------------------------------------------------------------------------

                CERTIFICATES OF DEPOSITS/TIME DEPOSITS -- 6.6%
     5,700,000  Bank of Montreal-Chicago
                  FRN, 3.191%, 10/22/08                                5,699,999
     1,000,000  Comerica Bank FRN, 2.817%, 12/12/08                      999,017
     1,800,000  Suntrust Bank FRN, 3.486%, 12/26/08                    1,788,354
     3,520,000  Bank of New York, 5.050%, 3/3/09                       3,541,881
       500,000  Suntrust Bank FRN, 2.802%, 6/2/09                        497,782
     4,800,000  Suntrust Bank, 4.415%, 6/15/09                         4,812,188
--------------------------------------------------------------------------------
                TOTAL CERTIFICATES OF DEPOSITS/
                TIME DEPOSITS                              $          17,339,221
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                COMMERCIAL PAPER -- 1.3%
$    3,429,000  Charlotte NC COP (Nascar Hall
                  of Fame) (LOC: KBC Bank NV),
                  3.750%, 10/8/08                          $           3,429,000
--------------------------------------------------------------------------------

                TOTAL INVESTMENT SECURITIES -- 99.7%
                (Amortized Cost $260,194,865)              $         260,194,865

                OTHER ASSETS IN
                EXCESS OF LIABILITIES -- 0.3%                            673,283
--------------------------------------------------------------------------------

                NET ASSETS -- 100.0%                       $         260,868,148
================================================================================

Capital Support Agreement - See footnote 8 in notes to financial statements.

 ISSUER                               EXPIRATION DATE         VALUE ($)
--------------------------------------------------------------------------------
 Touchstone Advisors, Inc.           February 28, 2009        $      0

* Security is covered by a Capital Support Agreement with Touchstone Advisors, Inc. as discussed more fully in the notes to financial statements.

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
U.S. Government Money Market Fund - September 30, 2008
--------------------------------------------------------------------------------

    PRINCIPAL
     AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 64.1%
$    1,000,000  FHLB Discount Note, 10/1/08                $           1,000,000
     2,000,000  Overseas Private Investment
                  Corp, 2.45%, 10/1/08                                 2,000,000
     2,739,279  Overseas Private Investment
                  Corp, 2.45%, 10/1/08                                 2,739,279
     1,000,000  FHLB Discount Note, 10/2/08                              999,958
       350,000  FHLB Discount Note, 10/3/08                              349,961
     1,400,000  FHLB Discount Note, 10/6/08                            1,399,942
       500,000  FHLMC, 4.90%, 11/3/08                                    500,985
       150,000  FHLB, 3.63%, 11/14/08                                    150,190
       108,000  FNMA, 3.88%, 11/17/08                                    108,126
        50,000  FHLB, 4.00%, 12/1/08                                      50,000
       100,000  FHLB, 4.63%, 12/12/08                                    100,253
       250,000  FNMA, 3.38%, 12/15/08                                    250,424
       290,000  FHLMC, 4.63%, 12/19/08                                   291,167
--------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS                         $           9,940,285
--------------------------------------------------------------------------------

                VARIABLE RATE DEMAND NOTES -- 15.4%
       250,000  Chattanooga TN Health Edl &
                  Hsg Fac Bd MFH (Windridge-B)
                  (LOC: FNMA), 8.50%, 10/1/08                            250,000
       290,000  CA Statewide CDA MFH Rev
                  (Sunrise Fresno) (LOC: FNMA),
                  9.00%, 10/2/08                                         290,000
       700,000  NY State Hsg Fin Agy Rev (LOC:
                  FHLMC), 8.00%, 10/2/08                                 700,000
       545,000  Sacramento Co CA Hsg Auth
                  MFH Rev (Deer Park Apts)
                  (LOC: FNMA), 9.00%, 10/2/08                            545,000
       600,000  Simi Valley CA Hsg MFH Rev
                  (Parker Ranch)(LOC: FNMA),
                  9.00%, 10/2/08                                         600,000
--------------------------------------------------------------------------------
                TOTAL VARIABLE RATE DEMAND NOTES           $           2,385,000
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                     VALUE
--------------------------------------------------------------------------------

                REPURCHASE AGREEMENT -- 20.5%
  $  3,181,000  BMO Capital Markets 1.00%
                  dated 09/30/08 due 10/01/08
                  repurchase proceeds $3,181,088.36
                  (Collateralized by $2,975,000
                  FHLB 5.50% due 07/15/36; fair
                  value $3,249,885.04)                     $           3,181,000
--------------------------------------------------------------------------------

                TOTAL INVESTMENT SECURITIES
                AND REPURCHASE AGREEMENT -- 100.0%
                (Amortized Cost $15,506,285)               $          15,506,285

                OTHER ASSETS IN
                EXCESS OF LIABILITIES -- 0.0%                              1,290
--------------------------------------------------------------------------------

                NET ASSETS -- 100.0%                       $          15,507,575
================================================================================

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Notes to Portfolios of Investments
September 30, 2008
--------------------------------------------------------------------------------

VARIABLE RATE DEMAND NOTES

A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled next reset dates.

PORTFOLIO ABBREVIATIONS:

BANS - Bond Anticipation Notes
CDA - Communities Development Authority
COP - Certificate of Participation
EDA - Economic Development Authority
EDR - Economic Development Revenue
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note
GNMA - Government National Mortgage Association
GTD - Guaranteed
HFA - Housing Finance Authority
HFC - Housing Finance Corporation/Committee
IDA - Industrial Development Authority
IDR - Industrial Development Revenue
LOC - Letter of Credit
LTGO - Limited Tax General Obligation
MFH - Multi-Family Housing
PFA - Public Finance Authority
UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust, comprised of Touchstone Core Bond Fund, Touchstone High Yield Fund, Touchstone Institutional Money Market Fund, Touchstone Money Market Fund, and Touchstone U.S. Government Money Market Fund (the "Funds") as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Investment Trust at September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
November 21, 2008

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended September 30, 2008 qualify for the corporate dividends received deduction:

Core Bond Fund                                             1%

PROXY VOTING DISCLOSURE

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2008" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                                           EXPENSES
                                    NET EXPENSE       BEGINNING           ENDING          PAID DURING
                                      RATIO            ACCOUNT           ACCOUNT        THE SIX MONTHS
                                    ANNUALIZED          VALUE             VALUE             ENDED
                                   SEPTEMBER 30,       APRIL 1,        SEPTEMBER 30,     SEPTEMBER 30,
                                      2008              2008              2008              2008*
----------------------------------------------------------------------------------------------------------------------
CORE BOND FUND
   Class A     Actual                 0.90%          $  1,000.00       $    961.10          $  4.41
   Class A     Hypothetical           0.90%          $  1,000.00       $  1,020.50          $  4.55

   Class C     Actual                 1.65%          $  1,000.00       $    957.60          $  8.08
   Class C     Hypothetical           1.65%          $  1,000.00       $  1,016.75          $  8.32

HIGH YIELD FUND
   Class A     Actual                 1.05%          $  1,000.00       $    960.70          $  5.15
   Class A     Hypothetical           1.05%          $  1,000.00       $  1,019.75          $  5.30

   Class B     Actual                 1.80%          $  1,000.00       $    958.20          $  8.81
   Class B     Hypothetical           1.80%          $  1,000.00       $  1,016.00          $  9.07

   Class C     Actual                 1.80%          $  1,000.00       $    956.90          $  8.81
   Class C     Hypothetical           1.80%          $  1,000.00       $  1,016.00          $  9.07

   Class Y     Actual                 0.80%          $  1,000.00       $    961.80          $  3.92
   Class Y     Hypothetical           0.80%          $  1,000.00       $  1,021.00          $  4.04

INSTITUTIONAL MONEY MARKET FUND
               Actual                 0.20%          $  1,000.00       $  1,016.00          $  1.01
               Hypothetical           0.20%          $  1,000.00       $  1,024.00          $  1.01

MONEY MARKET FUND
   Class A     Actual                 0.85%          $  1,000.00       $  1,013.80          $  4.28
   Class A     Hypothetical           0.85%          $  1,000.00       $  1,020.75          $  4.29

   Class S     Actual                 1.15%          $  1,000.00       $  1,012.30          $  5.79
   Class S     Hypothetical           1.15%          $  1,000.00       $  1,019.25          $  5.81

U.S. GOVERNMENT MONEY MARKET FUND
               Actual                 0.95%          $  1,000.00       $  1,007.70          $  4.77
               Hypothetical           0.95%          $  1,000.00       $  1,020.25          $  4.80

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or366]] (to reflect the one-half year period).

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                  OF FUNDS
                                                                                                  OVERSEEN
                                       TERM OF                                                    IN THE
NAME                      POSITION(S)  OFFICE (2) AND                                             TOUCHSTONE  OTHER
ADDRESS                   HELD WITH    LENGTH OF        PRINCIPAL OCCUPATION(S)                   FUND        DIRECTORSHIPS
AGE                       TRUST        TIME SERVED      DURING PAST 5 YEARS                       COMPLEX(3)  HELD(4)
-------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder          Trustee and  Until            Senior Vice President of The Western and  42          Director of
Touchstone Advisors, Inc  President    retirement at    Southern Life Insurance Company;                      LaRosa's (a
303 Broadway                           age 75 or until  President and a director of IFS                       restaurant chain).
Cincinnati, OH                         she resigns or   Financial Services, Inc. (a holding
Year of Birth: 1955                    is removed       company); Director of Capital Analysts
                                       Trustee since    Incorporated (an investment advisor and
                                       1999             broker-dealer), Integrated Investment
                                                        Services, Inc. until April 2007 (the
                                                        Trust's former administrator, accounting
                                                        and transfer agent), IFS Fund
                                                        Distributors, Inc. (a broker-dealer),
                                                        Touchstone Advisors, Inc. (the Trust's
                                                        investment advisor) and Touchstone
                                                        Securities, Inc. (the Trust's
                                                        distributor); President and a director
                                                        of IFS Agency Services, Inc. (an
                                                        insurance agency), W&S Financial Group
                                                        Distributors, Inc. (an annuity
                                                        distributor) and IFS Systems, Inc.;
                                                        Senior Vice President and a director of
                                                        W&S Brokerage Services, Inc. (a
                                                        broker-dealer); Director, President and
                                                        Chief Executive Officer of Integrity
                                                        Life Insurance Company and National
                                                        Integrity Life Insurance Company;
                                                        President of Touchstone Tax-Free Trust,
                                                        Touchstone Investment Trust, Touchstone
                                                        Variable Series Trust, Touchstone
                                                        Strategic Trust, Touchstone Funds Group
                                                        Trust and Touchstone Institutional Funds
                                                        Trust; President of Touchstone Advisors,
                                                        Inc., and Touchstone Securities, Inc.
                                                        until 2004.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                  OF FUNDS
                                                                                                  OVERSEEN
                                     TERM OF                                                      IN THE
NAME                    POSITION(S)  OFFICE (2) AND                                               TOUCHSTONE  OTHER
ADDRESS                 HELD WITH    LENGTH OF         PRINCIPAL OCCUPATION(S)                    FUND        DIRECTORSHIPS
AGE                     TRUST        TIME SERVED       DURING PAST 5 YEARS                        COMPLEX(3)  HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox          Trustee      Until             President and Chief Executive Officer of   42          Director of the
303 Broadway                         retirement at     Cox Financial Corp. (a financial                       Federal Reserve
Cincinnati, OH                       age 75 or until   services company).                                     Bank of Cleveland
Year of Birth: 1947                  he resigns or is                                                         and Duke Energy
                                     removed                                                                  (a utility company);
                                     Trustee since                                                            Chairman of The
                                     1994                                                                     Cincinnati Bell
                                                                                                              Telephone Company
                                                                                                              LLC; Director of The
                                                                                                              Timken Company
                                                                                                              (a manufacturer of
                                                                                                              bearings, alloy steels
                                                                                                              and related products
                                                                                                              and services);
                                                                                                              Director of Diebold,
                                                                                                              Incorporated (a
                                                                                                              provider of integrated
                                                                                                              self-service delivery
                                                                                                              and security systems).
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner        Trustee      Until             Principal of HJL Enterprises (a            42          None
303 Broadway                         retirement at     privately held investment company).
Cincinnati, OH                       age 75 or until
Year of Birth: 1938                  he resigns or is
                                     removed
                                     Trustee since
                                     1999
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann      Trustee      Until             Executive for Duro Bag Manufacturing Co.   42          Trustee of Jewish
303 Broadway                         retirement at     (a bag manufacturer); President of Shor                Hospital, Greater
Cincinnati, OH                       age 75 or until   Foundation for Epilepsy Research (a                    Cincinnati Arts &
Year of Birth: 1938                  he resigns or is  charitable foundation); Trustee of                     Education Center
                                     removed           Riverfront Funds (mutual funds) from                   and Cincinnati Arts
                                     Trustee since     1999 - 2004.                                           Association
                                     2005
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER
                                                                                                  OF FUNDS
                                                                                                  OVERSEEN
                                     TERM OF                                                      IN THE
NAME                    POSITION(S)  OFFICE (2) AND                                               TOUCHSTONE  OTHER
ADDRESS                 HELD WITH    LENGTH OF         PRINCIPAL OCCUPATION(S)                    FUND        DIRECTORSHIPS
AGE                     TRUST        TIME SERVED       DURING PAST 5 YEARS                        COMPLEX(3)  HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg     Trustee      Until             Retired Partner of KPMG LLP (a certified   42          Trustee of Tri-
303 Broadway                         retirement at     public accounting firm). Vice President                Health Physician
Cincinnati, OH                       age 75 or until   of St. Xavier High School.                             Enterprise
Year of Birth: 1934                  he resigns or is                                                         Corporation.
                                     removed
                                     Trustee since
                                     1994
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti         Trustee      Until             CEO, Chairman and Director of Avaton,      42          None
303 Broadway                         retirement at     Inc. (a wireless entertainment company).
Cincinnati, OH                       age 75 or until   President of Cincinnati Biomedical (a
Year of Birth: 1948                  he resigns or is  life science and economic development
                                     removed           company) from July 2003 until 2005. CEO,
                                     Trustee since     Chairman and Director of Astrum Digital
                                     2002              Information (an information monitoring
                                                       company) from 2000 until 2001; President
                                                       of Great American Life Insurance Company
                                                       from 1999 until 2000.
------------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 5 series of the Trust, 11 series of Touchstone Funds Group Trust, 4 series of Touchstone Institutional Funds Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER
                                                                                                   OF FUNDS
                                                                                                   OVERSEEN
                                        TERM OF                                                    IN THE
NAME                      POSITION(S)   OFFICE AND                                                 TOUCHSTONE  OTHER
ADDRESS                   HELD WITH     LENGTH OF         PRINCIPAL OCCUPATION(S)                  FUND        DIRECTORSHIPS
AGE                       TRUST         TIME SERVED       DURING PAST 5 YEARS                      COMPLEX(2)  HELD
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder          President     Until             See biography above.                     42          See biography
Touchstone                and Trustee   resignation,                                                           above.
Advisors, Inc.                          removal or
303 Broadway                            disqualification
Cincinnati, OH                          President since
Year of Birth: 1955                     2004; President
                                        from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch           Vice          Until             Senior Vice President-Compliance of IFS  42          None
Touchstone Advisors, Inc. President     resignation,      Financial Services, Inc., Director of
303 Broadway              and Chief     removal or        Compliance of W&S Brokerage Services,
Cincinnati, OH            Compliance    disqualification  Inc.; Chief Compliance Officer of
Year of Birth: 1956       Officer       Vice President    Puglisi & Co. from 2001 until 2002.
                                        since 2003
------------------------------------------------------------------------------------------------------------------------------------
William A. Dent           Vice          Until                                                      42          None
Touchstone Advisors, Inc. President     resignation,      Senior Vice President of Touchstone
303 Broadway                            removal or        Advisors, Inc.; Marketing Director of
Cincinnati, OH                          disqualification  Promontory Interfinancial Network from
Year of Birth: 1963                     Vice President    2002-2003; Senior Vice President of
                                        since 2004        McDonald Investments from 1998 - 2001.
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft      Controller    Until                                                      42          None
Touchstone Advisors, Inc. and Treasurer resignation,
303 Broadway                            removal or        Senior Vice President, Chief Financial
Cincinnati, OH                          disqualification  Officer and Treasurer of Integrated
Year of Birth: 1962                     Controller since  Investment Services, Inc. (until April
                                        2000              2007), IFS Fund Distributors, Inc. and
                                        Treasurer since   W&S Brokerage Services, Inc.; Chief
                                        2003              Financial Officer of IFS Financial
                                                          Services, Inc., Touchstone Advisors,
                                                          Inc. and Touchstone Securities, Inc. and
                                                          Assistant Treasurer of Fort Washington
                                                          Investment Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton             Secretary     Until             Assistant Vice President and Senior      42          None
JPMorgan                                resignation,      Counsel of JPMorgan; Director and Senior
303 Broadway                            removal or        Counsel of Integrated Investment
Cincinnati, OH                          disqualification  Services, Inc. and IFS Fund
Year of Birth: 1970                     Secretary since   Distributors, Inc. until April 2007
                                        2006
------------------------------------------------------------------------------------------------------------------------------------


(1) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 5 series of the Trust, 11 series of Touchstone Funds Group Trust, 4 series of Touchstone Institutional Funds Trust, 7 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, and 11 variable annuity series of Touchstone Variable Series Trust.

TOUCHSTONE INVESTMENTS

DISTRIBUTOR

Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR

Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT

JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE

800.543.0407

* A Member of Western & Southern Financial Group(R)

--------------------------------------------------------------------------------
[LOGO] TOUCHSTONE (R)
       INVESTMENTS

       303 Broadway, Suite 1100
       Cincinnati, OH 45202-4203

                                                             TSF-55-TINT-AR-0810

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $71,400 for the September 30, 2008 fiscal year and approximately $68,550 for the September 30, 2007 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-related fees totaled approximately $6,000 for the September 30, 2008 fiscal year and $116,000 for the September 30, 2007 fiscal year and consisted of limited internal control testing in fiscal year 2008 and SAS 70 internal control reviews of the registrant's fund accountant and transfer agent in fiscal year 2007.

(c) Tax Fees. Tax fees totaled approximately $25,100 for the September 30, 2008 fiscal year and $24,150 for the September 30, 2007 fiscal year and consisted of fees for tax compliance and tax consultation services during both years.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2008 or September 30, 2007 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant were approximately $60,100 for the fiscal year ended September 30, 2008 and $222,900 for the fiscal year ended September 30, 2007.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 6, 2004 with registrant's N-CSR for the September 30, 2004 fiscal year and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Investment Trust
             ---------------------------

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date: December 7, 2008

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date: December 7, 2008

/s/ Terrie A. Wiedenheft
--------------------------------------------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date: December 3, 2008